PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT B

                                PREMIER VARIABLE

                       (A Group Variable Annuity Contract

                        For Employer- Sponsored Qualified

                       And Non-Qualified Retirement Plans)


        Issued by Principal Mutual Life Insurance Company (the "Company")


                      Prospectus dated May 1, 1998


     This Prospectus concisely sets forth information about Principal Mutual Life Insurance Company Separate Account B, Premier Variable (a Group Variable Annuity Contract) (the "Contract") that an investor ought to know before investing. It should be read and retained for future reference.

     Additional information about the Contracts, including a Statement of Additional Information, dated May 1, 1998, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus. The table of contents of the Statement of Additional Information appears on page 30 of this Prospectus. A copy of the Statement of Additional Information can be obtained, free of charge, upon request by writing or telephoning:


                     Princor Financial Services Corporation
                                   a Member of
                          The Principal Financial Group
                              Des Moines, IA 50392
                            Telephone: 1-800-633-1373


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     This Prospectus is valid only when accompanied by the current prospectus for Principal Variable Contracts Fund, Inc. (the "Fund") which should be kept for future reference.

                                TABLE OF CONTENTS

                                                                            Page
Glossary of Special Terms .................................................   3
Expense Table and Example .................................................   5
Summary  ..................................................................   7
Condensed Financial Information............................................   9
Description of Principal Mutual Life Insurance Company ....................  10
Principal Mutual Life Insurance Company Separate Account B ................  10
Deductions Under the Contract .............................................  12
     Mortality and Expense Risks Charge ...................................  12
Other Expenses.............................................................  12
     Application Fee.......................................................  13
     Contract Administration Expense.......................................  13
     Recordkeeping Expense.................................................  13
     Location Fee .........................................................  14
     Flexible Income Option Charge.........................................  14
     Documentation Expense.................................................  15
     Sales Charge .........................................................  15
     Special Services......................................................  15
Surplus Distribution at Sole Discretion of the Company ....................  15
The Contract  .............................................................  15
     Contract Values and Accounting Before Annuity Commencement Date ......  16
         Investment Accounts ..............................................  16
         Unit Value .......................................................  16
         Net Investment Factor ............................................  16
         Hypothetical Example of Calculation of Unit Value for All
              Divisions Except the Money Market Division...................  16
         Hypothetical Example of Calculation of Unit Value for the Money
              Market Division..............................................  17
     Income Benefits ......................................................  17
         Variable Annuity Payments.........................................  17
              Selecting a Variable Annuity ................................  17
              Forms of Variable Annuities .................................  17
              Basis of Annuity Conversion Rates ...........................  18
              Determining the Amount of the First Variable Annuity Payment. 19 Determining the Amount of the Second and Subsequent Monthly
                  Variable Annuity Payments ...............................  19
              Hypothetical Example of Calculation of Variable Annuity
                  Payments ................................................  19
         Flexible Income Option............................................  20
     Payment on Death of Plan Participant..................................  20
         Prior to Annuity Purchase Date ...................................  20
         Subsequent to Annuity Purchase Date ..............................  21
     Withdrawals and Transfers ............................................  21
         Cash Withdrawals .................................................  21
         Transfers Between Divisions ......................................  22
         Transfers to the Contract ........................................  22
         Transfers to a Companion Contract ................................  22
         Special Situation Involving Alternate Funding Agents .............  22
         Postponement of Cash Withdrawal or Transfer ......................  22
         Loans.............................................................  23
     Other Contractual Provisions .........................................  23
         Contribution Limits ..............................................  23
         Assignment .......................................................  23
         Cessation of Contributions .......................................  23
         Substitution of Securities........................................  23
         Changes in the Contract ..........................................  23
Statement of Values........................................................  24
Services Available by Telephone............................................  24
Distribution of the Contract...............................................  24
Performance Calculation....................................................  24
                                                                            Page
Voting Rights .............................................................  25
Federal Tax Status.........................................................  26
     Taxes Payable by Owners of Benefits and Annuitants....................  26
         Tax-Deferred Annuity Plans........................................  26
         Public Employee Deferred Compensation Plans.......................  27
         401(a) Plans......................................................  27
         Creditor-Exempt Non-Qualified Plans...............................  28
         General Creditor Non-Qualified Plans..............................  29
     Fund Diversification..................................................  29
State Regulation...........................................................  29
Legal Opinions.............................................................  30
Legal Proceedings..........................................................  30
Registration Statement.....................................................  30
Independent Auditors.......................................................  30
Contractholders' Inquiries.................................................  30
Table of Contents of the Statement of Additional Information...............  30

     This Prospectus does not constitute an offer of, or solicitation of any offer to acquire, any interest or participation in the Contracts in any jurisdiction in which such an offer or solicitation may not lawfully be made. No person is authorized to give any information or to make any representations in connection with the Contracts other than those contained in this Prospectus.

GLOSSARY OF SPECIAL TERMS

Accont -- Series or portfolio of a Mutual Fund in which a Separte Account Division invests.

Aggregate Investment Account Value -- The sum of the Investment Account Values for Investment Accounts which correlate to a Plan Participant.

Annual Average Balance -- The total value at the beginning of the Deposit Year of all Investment Accounts which correlate to a Plan Participant under the contract and other Plan assets which correlate to a Plan Participant that are not allocated to the contract or an Associated or Companion Contract but for which the Company provides recordkeeping services ("Outside Assets"), adjusted by the time weighted average of Contributions to, and withdrawals from, Investment Accounts and Outside Assets (if any) which correlate to the Plan Participant during the period.

Annuity Change Factor -- The factor used to determine the change in value of a Variable Annuity in the course of payment.

Annuity Commencement Date -- The beginning date for Annuity Payments.

Annuity Premium -- The amount applied under the Contract to purchase an annuity.

Annuity Purchase Date -- The date an Annuity Premium is applied to purchase an annuity.

Associated Contract -- An annuity contract issued by the Company to the same Contractholder to fund the same or a comparable Plan as determined by the Company.

Commuted Value -- The dollar value, as of a given date, of remaining Annuity Payments. It is determined by the Company using the interest rate assumed in determining the initial amount of monthly income and assuming no variation in the amount of monthly payments after the date of determination.

Companion Contract -- An unregistered group annuity contract offering guaranteed interest crediting rates and which is issued by the Company to the Contractholder for the purpose of funding benefits under the Plan. The Company must agree in writing that a contract is a Companion Contract.

Contract Date -- The date this contract is effective, as shown on the face page of the contract.

Contract Year -- A period beginning on a Yearly Date and ending on the day before the next Yearly Date.

Contractholder -- The entity to which the contract will be issued, which will normally be an Employer, an association, or a trust established for the benefit of Plan Participants and their beneficiaries.

Contributions -- Amounts contributed under the contract which are accepted by the Company.

Deposit Year -- The twelve-month period ending on a day selected by the Contractholder.

Division -- The part of Separate Account B which is invested in shares of an Account of a Mutual Fund.

Employer -- The corporation, sole proprietor, firm, organization, agency or political subdivision named as employer in the Plan and any successor.

Flexible Income Option -- A periodic distribution from the contract in an amount equal to the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code, or a greater amount as requested by the Owner of Benefits.

Funding Agent -- An insurance company, custodian or trustee designated by the Contractholder and authorized to receive any amount or amounts transferred from the contract described in this Prospectus. Funding Agent will also mean Principal Mutual Life Insurance Company where the Contractholder directs the Company to transfer such amounts from the contract described in this Prospectus to another group annuity contract issued by the Company to the Contractholder.

Internal Revenue Code ("Code") -- The Internal Revenue Code of 1986, as amended, and the regulations thereunder. Reference to the Internal Revenue Code means such Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

Investment Account -- An account that correlates to a Plan Participant established under the contract for each type of Contribution and for each Division in which the Contribution is invested.

Investment Account Value -- The value of an Investment Account for a Division which on any date will be equal to the number of units then credited to such account multiplied by the Unit Value of this series of contracts for that Division for the Valuation Period in which such date occurs.

Mutual Fund -- A registered open-end investment company in which a Division of Separate Account B invests.

Net Investment Factor -- The factor used to determine the change in Unit Value of a Division during a Valuation Period.

Normal Income Form -- The form of benefit to be provided under the Plan if the Owner of Benefits does not elect some other form. If the Plan does not specify a Normal Income Form, the Normal Income Form shall be: (a) for an unmarried Plan Participant, the single life with ten years certain annuity option described in this Prospectus, or (b) for a married Plan Participant, the joint one-half survivor annuity option described in this Prospectus.

Notification -- Any form of notice received by the Company at the Company's home office and approved in advance by the Company including written forms, electronic transmissions, telephone transmissions, facsimiles and photocopies.

Owner of Benefits -- The entity or individual that has the exclusive right to be paid benefits and exercise rights and privileges pursuant to such benefits. The Owner of Benefits is the Plan Participant under all contracts except contracts used to fund General Creditor Non-Qualified Plans (see "Summary") wherein the Contractholder is the Owner of Benefits.

Plan -- The plan established by the Employer in effect on the date the contract is executed and as amended from time to time, which the Employer has designated to the Company in writing as the Plan funded by the contract.

Plan Participant -- A person who is (i) a participant under the Plan, (ii) a beneficiary of a deceased participant, or (iii) an alternate payee under a Qualified Domestic Relations Order in whose name an Investment Account has been established under this contract.

Qualified Domestic Relations Order -- A Qualified Domestic Relations Order as defined in Internal Revenue Code Section 414 (p)(1)(A).

Quarterly Date -- The last Valuation Date of the third, sixth, ninth and twelfth month of each Deposit Year.

Separate Account B -- A separate account established by the Company under Iowa law to receive Contributions under the contract offered by this Prospectus and other contracts issued by the Company. It is divided into Divisions, each of which invest in a corresponding Account of the Principal Variable Contracts Fund, Inc.

Termination of Employment -- A Plan Participant's termination of employment with the Employer, determined under the Plan and as reported to the Company.

Total and Permanent Disability -- The condition of a Plan Participant when, as the result of sickness or injury, the Plan Participant is prevented from engaging in any substantial gainful activity and such total disability has been continuous for a period of at least six months. For contracts sold in the state of Pennsylvania, the term shall have the same meaning as defined in the Plan. The Plan Participant must submit due proof thereof which is acceptable to the Company.

Unit Value -- The value of a unit of a Division of Separate Account B.

Valuation Date -- The date as of which the net asset value of an Account is determined.

Valuation Period -- The period between the time as of which the net asset value of an Account is determined on one Valuation Date and the time as of which such value is determined on the next following Valuation Date.

Variable Annuity Payments -- A series of periodic payments, the amounts of which are not guaranteed but which will increase or decrease to reflect the investment experience of the Capital Value Division of Separate Account B. Periodic payments made pursuant to the Flexible Income Option are not Variable Annuity Payments.

Variable Annuity Reserves -- The reserves held for annuities in the course of payment for the contract.

Yearly Date -- The Contract Date and the same day of each year thereafter.

EXPENSE TABLE AND EXAMPLE

     The following tables depict fees and expenses applicable to the aggregate of all Investment Accounts that correlate to a Plan Participant established under the contract. The purpose of the table is to assist the Owner of Benefits in understanding the various costs and expenses that an Owner of Benefits will bear directly or indirectly. The table reflects expenses of the Separate Account as well as the expenses of the Account in which the Separate Account invests and is based on expenses incurred during the fiscal year ended December 31, 1997. The Example below which includes only mortality and expense risks charges and expenses of the underlying Accounts, should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. See "Deductions under the Contract."

                                  EXPENSE TABLE

     Transaction Expenses                            None
     Annual Contract Fee                             None
     Separate Account Annual Expenses
       (as a percentage of average account value)
       Mortality and Expense Risk Fees               .42%
     Annual Expenses of Accounts
       (as a percentage of average net assets of the
       following Accounts)
                                       Management     Other     Total Accounts
                                          Fees      Expenses    Annual Expenses
                                       ----------   --------    ---------------

     Balanced Account                     .59%        .02%           .61%
     Bond Account                         .50         .02            .52
     Capital Value Account                .46         .01            .47
     Government Securities Account        .50         .02            .52
     Growth Account                       .49         .01            .50
     International Account                .74         .13            .87
     MidCap Account                       .62         .02            .64
     Money Market Account                 .50         .05            .55

     The Expense Table depicts fees and expenses applicable to the Aggregate Investment Account Values which correlate to a Plan Participant under the Contract. It does not include expenses billed directly to and paid by the Contractholder pursuant to a separate service and expense agreement with the Contractholder. Except as noted below, the Contractholder must pay the following expenses (subject to certain adjustments; see "Deductions Under the Contract" and "Other Expenses"):


Application Fee                          $925 Application Fee.

Contract Administration Expenses*        $650 for  Standard  Plans  ($1,000  for  custom or  outside  Plans)
                                         + the amount determined under the Annual Expense Table on page 14
                                         (minimum of $750).

Recordkeeping Expenses*                  A graded  scale  starting at $34 per Plan  Participant  plus $1,366  (minimum of
                                         $2,250 per Plan)  (This  charge may be  deducted  from  Investment  Accounts  of inactive Plan Participants.) (If the Company provides recordkeeping services for plan assets other than assets under this  contract or an Associated or Companion
                                         Contract, the Contractholder must pay an outside asset recordkeeping charge that varies depending on the number of Plan Participants to which such Outside Assets correlate).

Location Fee (if applicable)             $150 per quarter ($600 annually) for each additional employee group or location.

Flexible Income Option Charge            $25 for each Plan  Participant  receiving  benefits  under the  Flexible  Income
                                         Option (this charge may be deducted  from  Investment  Accounts of inactive Plan
                                         Participants).


Documentation Expenses                   $125 for initial setup or restatement. Additional costs apply for Custom-Written
   (for Standard Plan)                   plans

Compensation to Registered               Either  4.5% of the  first  $5,000 of  annual  Contributions  grading  down to .25%
                                         of  contributions  in excess of $500,000 or 3.0% of the first $50,000 of annual
                                         Contributions  grading down to .25% of  Contributions in excess of $3,000,000.

*  May be more or less  depending  on the number of Plan  Participants  and  services  performed  by  Company.  See
   "Other Expenses."

                                     EXAMPLE

     Regardless of whether the          Separate Account
     Investment Accounts which               Division          1 Year    3 Years    5 Years  10 Years
     correlate to a Plan Participant  --------------------     ------    -------    -------  --------
     are surrendered at the end of
     the applicable time period:

        The Owner of Benefits would   Balanced                   $11       $33       $57        $126
        pay the following expenses    Bond                       $10       $30       $52        $115
        on a $1,000 investment,       Capital Value               $9       $28       $49        $110
        assuming a 5% annual return   Government Securities      $10       $30       $52        $115
        on assets:                    Growth                      $9       $29       $51        $113
                                      International              $13       $41       $71        $156
                                      MidCap                     $11       $34       $58        $129
                                      Money Market               $10       $31       $54        $119


SUMMARY

     The following summary should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

Contract Offered

     The group variable annuity contract offered by this Prospectus is issued by the Company and designed to aid in retirement planning. The contract provides for the accumulation of Contributions and the payment of Variable Annuity Payments on a completely variable basis.

     The contract is generally available to fund the following types of plans:

     1. Tax Deferred Annuity Plans ("TDA Plan"). Annuity purchase plans adopted pursuant to Section 403(b) of the Code by certain organizations that qualify for tax-exempt status under Section 501(c)(3) of the Code or are eligible public schools or colleges. TDA Contracts are issued to Contractholders, which typically are such tax-exempt organizations or an association representing such organization or its employees. Plan Participants may obtain certain Federal income tax benefits provided under Section 403(b) of the Code (see "Federal Tax Status").

     2. Public Employee Deferred Compensation Plans ("PEDC Plan"). Public Employee Deferred Compensation plans or programs adopted by a unit of a state or local government and nonprofit organizations pursuant to
         Section 457 of the Code. (See "Federal Tax Status"). Note: The contract is not currently offered to fund governmental 457 Plans in the state of New York.

     3. Qualified Pension or Profit-Sharing Plans ("401(a) Plans"). Plans adopted pursuant to Section 401(a) of the Code. Participants of 401(a) Plans obtain income tax benefits provided under the Code as qualified pension plans.

     4. Creditor-Exempt or General Creditor Non-Qualified Plans ("Creditor-Exempt" or "General Creditor" Plan). Employer sponsored savings, compensation or other plans the contributions for which are made without Internal Revenue Code restrictions generally applicable to qualified retirement plans. (See "Federal Tax Status").

     The contract will be sold primarily by persons who are insurance agents of or brokers for Principal Mutual Life Insurance Company. In addition, these persons will usually be registered representatives of Princor Financial Services Corporation, which acts as distributor for the Contract. See "Distribution of the Contract."

Contributions

     The contract prescribes no limits on the minimum Contribution which may be made to an Investment Account. Plan Participant maximum Contributions are discussed under "Federal Tax Status." Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

     All Contributions made pursuant to the Contract are allocated to one or more Investment Accounts which correlate to a Plan Participant. An Investment Account is established for each type of Contribution for each Division of the Separate Account as directed by the Owner of Benefits. Currently, the Divisions available under the Contract are: Balanced, Bond, Capital Value, Government Securities, Growth, International, MidCap and Money Market. The Contractholder may choose to limit the number of Divisions available to the Owner of Benefits, but the Money Market Division may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions and the Capital Value Division may not be so restricted to the extent the Division is necessary to permit the Company to pay Variable Annuity Payments. Additional Divisions may be added in the future. If no direction is provided for a particular Contribution, such Contribution will be allocated to an Investment Account which is invested in the Money Market Division.

Separate Account B

     Each of the Divisions corresponds to one of the Accounts in which Contributions may be invested. The objective of the contract is to provide a return on amounts contributed that will reflect the investment experience of the Accounts in which the Divisions to which Contributions are directed are invested. The value of the Contributions accumulated in Separate Account B prior to the Annuity Commencement Date will vary with the investment experience of the Accounts.

     Each of the Divisions invests only in shares of Accounts of the Principal Variable Contracts Fund, Inc. as indicated in the table below.

              Division                                Account
              --------                                -------
     Balanced Division                        Balanced Account
     Bond Division                            Bond Account
     Capital Value Division                   Capital Value Account
     Government Securities Division           Government Securities Account
     Growth Division                          Growth Account
     International Division                   International Account
     MidCap Division                          MidCap Account
     Money Market Division                    Money Market Account

Distributions, Transfers, and Withdrawals

     Variable Annuity Payments will be made on and after a Plan Participant's Annuity Commencement Date. All Variable Annuity Payments will reflect the performance of the Account underlying the Capital Value Division and therefore the annuitant is subject to the risk that the amount of variable annuity payments may decline. (See "Income Benefits.")

     Generally, at any time prior to the Annuity Purchase Date, the Owner of Benefits may transfer all or any portion of an Investment Account which correlates to a Plan Participant to another available Investment Account correlating to such Plan Participant. If a Companion Contract has been issued to the Contractholder to fund the Plan, and if permitted by the Plan and Companion Contract, amounts transferred from such Companion Contract may be invested in this contract to establish Investment Accounts which correlate to a Plan Participant at any time at least one month before the Annuity Commencement Date. Similarly, if the Company has issued a Companion Contract to the Contractholder, and if permitted by the Plan and the Companion Contract, the Owner of Benefits, subject to certain limitations, may file a Notification with the Company to transfer all or a portion of the Investment Account values which correlate to a Plan Participant to the Companion Contract. (See "Withdrawals and Transfers.") In addition, subject to any Plan limitations or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may
withdraw  cash  from  the  Investment   Accounts  that  correlate  to  the  Plan
Participant at any time prior to the Plan Participant's termination of employment, disability, retirement or the Annuity Purchase Date subject to any charges that may be applied. See "Withdrawals and Transfers." Note that withdrawals before age 59 1/2 may involve an income tax penalty. See "Federal Tax Status." No withdrawals are permitted after the Annuity Purchase Date.

CONDENSED FINANCIAL INFORMATION

     Financial   statements   are  included  in  the   Statement  of  Additional
Information. Following are Unit Values for the Premier Variable Annuity Contract for the periods ended December 31.

                                             Accumulation Unit Value           Number of Accumulation Units

                                            Beginning          End             Outstanding at End of Period
                                            of period       of period                 (in thousands)

     Balanced Division
       Year Ended December 31
         1997                                $1.366          $1.603                        10,617
         1996                                 1.212           1.366                         7,467
         1995                                  .976           1.212                         3,317
     Period Ended December 31, 1994(1)        1.000            .976                           125
     Bond Division
       Year Ended December 31
         1997                                 1.257           1.384                         4,009
         1996                                 1.232           1.257                         2,612
         1995                                 1.012           1.232                         1,208
     Period Ended December 31, 1994(1)        1.000           1.012                            31
     Capital Value Division
       Year Ended December 31
         1997                                 1.858           2.378                        21,339
         1996                                 1.510           1.858                        17,962
         1995                                 1.148           1.510                        14,824
         1994                                 1.147           1.148                        13,967
         1993                                 1.067           1.147                         7,980
         1992(2)                              1.000           1.067                            84
     Government Securities Division
       Year Ended December 31
         1997                                 1.302           1.431                         7,686
         1996                                 1.265           1.302                         7,513
         1995                                 1.066           1.265                         7,159
         1994                                 1.120           1.066                         6,431
         1993                                 1.021           1.120                         2,553
         1992(2)                              1.000           1.021                            40
     Growth Division
       Year Ended December 31
         1997                                 1.404           1.775                        11,441
         1996                                 1.253           1.404                         6,802
         1995                                 1.001           1.253                         2,860
       Period Ended December 31, 1994(1)      1.000           1.001                           110
     International Division
       Year Ended December 31
         1997                                 1.358           1.518                         7,684
         1996                                 1.090           1.358                         4,298
         1995                                  .958           1.090                         1,672
       Period Ended December 31, 1994(1)      1.000            .958                           137
     MidCap Division
       Year Ended December 31
         1997                                 1.537           1.879                         9,536
         1996                                 1.274           1.537                         5,722
         1995                                  .991           1.274                         1,896
       Period Ended December 31, 1994(1)      1.000            .991                           119
     Money Market Division
       Year Ended December 31
         1997                                 1.181           1.237                         6,515
         1996                                 1.128           1.181                         5,379
         1995                                 1.072           1.128                         2,959
         1994                                 1.036           1.072                         1,791
         1993                                 1.013           1.036                           901
         1992(2)                              1.000           1.013                         2,969

     (1) Commenced operations on October 3, 1994.
     (2) Commenced operations on July 15, 1992.

DESCRIPTION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY (The "Company")

     Principal Mutual Life Insurance Company is a mutual life insurance company with its home office at The Principal Financial Group, Des Moines, Iowa 50392, telephone number 515-247-5111. It was originally incorporated under the laws of the State of Iowa in 1879 as Bankers Life Association, changed its name to Bankers Life Company in 1911 and changed its name to Principal Mutual Life Insurance Company in 1986. It is a member of The Principal Financial Group, a diversified family of insurance and financial services corporations.

     The Board of Directors of the Company has approved a Plan of Reorganization (the "Plan") pursuant to which the Company will adopt a mutual insurance holding company structure. The Plan was approved by the owners of annuity contracts and life insurance policies issued by the Company and has been submitted to the Commissioner of Insurance of the State of Iowa (the "Iowa Commissioner") for approval.

     Under the Plan, the Company will form a mutual insurance holding company named "Principal Mutual Holding Company" and will convert to a stock life insurance company. As part of such conversion, the Company will change its name to "Principal Life Insurance Company" ("Principal Life"). Principal Mutual Holding Company will be the ultimate parent company in the family of companies known as the Principal Financial Group(R).

     Because the Company currently is a mutual life insurance company, Contractholders have, in addition to contract rights related to the Contract, certain membership interests in the Company, consisting principally of the right to vote on the election of directors of the Company and on other matters and the right to receive distributions of the Company's surplus upon liquidation or dissolution of the Company. The Plan will preserve but separate these contract rights and membership interests. Contract rights will remain with Principal Life, and Contractholders on the date the Plan becomes effective (the "Effective Date") will automatically become members of Principal Mutual Holding Company and such Contractholders' membership interests in the Company will be extinguished. Under the terms of the Plan, the membership interests of members of Principal Mutual Holding Company will consist principally of the right to vote on the election of directors of Principal Mutual Holding Company and on other matters and to receive distributions of Principal Mutual Holding Company's assets upon liquidation or dissolution of Principal Mutual Holding Company. Contractholders of Contracts issued by Principal Life after the Effective Date also will automatically become members of Principal Mutual Holding Company. The Plan will not, in any way, increase premium payments or reduce Contract benefits, values, guarantees or other Contract obligations owed to Contractholders. Contract obligations will be the responsiblity of Principal Life.

     The Company believes that adoption of the Plan will result in a corporate structure that, among other things, will provide the Company with flexibility in raising capital through various means that are not currently available to it, including stock offerings. Any initial offering of voting stock to third parties will be subject to the approval of the Iowa Commissioner. Although there are no current plans to offer voting stock, in the event voting stock was sold to third parties, it is possible that the interests of such third party shareholders and Contractholders could diverge on certain issues. The Company, however, believes that such shareholders and Contractholders will generally have a greater commonality of interests than the potential for conflict and will endeavor to minimize the occurrence of such conflicts and to operate the companies in the best interests of all constituencies.

     The Effective Date is scheduled to be July 1, 1998, but the Iowa Commissioner must first approve the Plan. In addition, insurance regulatory authorities in each state must issue an amendment to the Company's Certificate of Authority (to reflect the name change from Principal Mutual Life Insurance Company to Principal Life Insurance Company) and must approve the forms which support the Contract. Should the Effective Date be other than July 1, 1998 or if states other than Iowa have not completed action by that date, the Company will notify existing Owners and others by supplementing this prospectus. Contracts issued on or after the Effective Date will be issued by Principal Life, will not be participating and will not be eligible to participate in any distribution of divisible surplus (see "Surplus Distribution at Sole Discretion of the Company"). As Owner of a Contract issued after the Effective Date, you will be a member of Principal Mutual Holding Company as described above.

     Principal Mutual Life Insurance Company is authorized to do business in the 50 states of the United States, the District of Columbia, the Commonwealth of Puerto Rico, and the Canadian Provinces of Alberta, British Columbia, Manitoba, Ontario and Quebec. The Company offers a full range of products and services for businesses, groups and individuals including individual insurance, pension plans and group/employee benefits. The Company has ranked in the upper one percent of life insurers in assets and premium income and has consistently received excellent ratings from the major rating firms based upon the Company's claims paying ability. The Company has $63.2 billion in assets under management and serves more than 9.7 million individuals and their families.

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

     Separate Account B was established on January 12, 1970 pursuant to a resolution (as amended) of the Executive Committee of the Board of Directors of the Company. Under Iowa insurance laws and regulations the income, gains or losses, whether or not realized, of Separate Account B are credited to or charged against the assets of Separate Account B without regard to the other income, gains or losses of the Company. Although the assets of Separate Account B, equal to the reserves and other liabilities arising under the contract, will not be charged with any liabilities arising out of any other business conducted by the Company, the reverse is not true. Hence, all obligations arising under the contract, including the promise to make Variable Annuity Payments, are general corporate obligations of the Company.

     Separate Account B was registered on July 17, 1970 with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. Such registration does not involve supervision by the Commission of the investments or investment policies of Separate Account B.

     Separate Account B is divided into Divisions each of which invests only in shares of an Account of the Principal Variable Contracts Fund, Inc. as indicated in the table below.

                Division                                 Account
                --------                                 -------
     Balanced Division                          Balanced Account
     Bond Division                              Bond Account
     Capital Value Division                     Capital Value Account
     Government Securities Division             Government Securities Account
     Growth Division                            Growth Account
     International Division                     International Account
     MidCap Division                            MidCap Account
     Money Market Division                      Money Market Account

     The Fund is a diversified, open-end management investment company. The investment Manager for the Fund is Principal Management Corporation (the "Manager"). The Accounts are also used to fund variable life insurance contracts. See "Eligible Purchasers and Purchase of Shares" in the Fund's prospectus for a discussion of the potential risks associated with "mixed funding."

     The investment objective of the Balanced Account is to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective. In seeking to achieve the investment objective, the Account invests primarily in growth and income-oriented common stocks (including securities convertible into common stocks), corporate bonds and debentures and short-term money market instruments. The portions of the Account's total assets invested in equity securities, debt securities and short-term money market instruments are not fixed, although ordinarily 40% to 70% of the Account's portfolio will be invested in equity securities with the balance of the portfolio invested in debt securities.

     The investment objective of the Bond Account is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. In seeking to achieve the investment objective, the Account predominantly invests in marketable fixed-income securities. Investments will be made generally on a long-term basis, but the Account may make short-term investments from time to time as deemed prudent by the Account's Manager. Longer maturities typically provide better yields but will subject the Account to a greater possibility of substantial changes in the values of its portfolio securities as interest rates change.

     The investment objective of the Capital Value Account is long-term capital appreciation and growth of investment income. This Account invests primarily in common stocks but may invest in other securities.

     The Government Securities Account has an investment objective of a high level of current income, liquidity and safety of principal. The Account seeks to achieve this objective through the purchase of obligations issued or guaranteed by the United States Government or its agencies, with up to 55% of the Account's assets invested in Government National Mortgage Association Certificates ("GNMA Certificates"). Account shares, however, are not guaranteed by the United States Government. The value of the Account's investments fluctuates as interest rates change. The value rises when rates decline and falls when rates increase. Expected prepayments of mortgages included in a GNMA certificate can affect the market value of the certificate, and actual prepayments can affect the return ultimately received.

     The objective of the Growth Account is growth of capital. Realization of current income will be incidental to the objective of growth of capital. The Account will invest primarily in common stocks, but it may invest in other equity securities. In pursuit of the Account's investment objective, investments will be made in securities which as a group appear to possess potential for appreciation in market value. Common stocks chosen for investment may include those of companies which have a record of sales and earnings growth that exceeds the growth rate of corporate profits of the S&P 500 or which offer new products or new services. The policy of investing in securities which have high potential for growth of capital can mean that the assets of the Account may be subject to greater risk than securities which do not have such potential.

     The investment objective of the International Account is to seek long-term growth of capital through investment in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account intends that its investments normally will be allocated among various countries. Although there is no limitation on the percentage of assets that may be invested in any one country or denominated in any one currency, the Account intends under normal market conditions to have at least 65% of its assets invested in securities issued by corporations of at least three countries, one of which may be the United States. Investments may be made anywhere in the world, but it is expected that primary consideration will be given to investing in the securities issued by corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia) that have developed economies. Changes in investments may be made as prospects change for particular countries, industries or companies.

     The objective of the MidCap Account is to achieve capital appreciation. The strategy of this Account is to invest primarily in the common stocks and securities (both debt and preferred stock) convertible into common stocks of emerging and other growth-oriented companies that, in the judgment of the Account's Manager, are responsive to changes within the marketplace and have the fundamental characteristics to support growth. In pursuing its objective of capital appreciation, the MidCap Account may invest, for any period of time, in any industry, in any kind of growth-oriented company, whether new and unseasoned or well known and established.

     The Money Market Account has an investment objective of obtaining maximum current income available from short-term securities consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments. This Account invests in United States dollar denominated instruments having a maturity of 397 days or less that the Manager, subject to the oversight of the Fund's board of directors, determines present minimal credit risks and which at the time of acquisition are "Eligible Securities" as that term is defined in regulations issued under the Investment Company Act of 1940. See the Fund's prospectus for details. The value of the investments held by this Account may fluctuate, although the net asset value per share is normally expected to remain at $1.00. However, its yield will vary with changes in short-term interest rates. Over the last two decades there has been a general correlation between short-term interest rates and the cost of living, but there has been no exact correlation and for some periods such rates have declined while the cost of living has risen.

     Additional information concerning these Accounts, including their investment policies and restrictions, investment management fees and operating expenses is given in the prospectus for the Fund. A Prospectus for the Principal Variable Contracts Fund, Inc. is attached to and follows this Prospectus. It should be read carefully in conjunction with this Prospectus before investing.

     Each Division purchases shares of an Account at net asset value. In addition, all distributions made by an Account with respect to shares held by Divisions of Separate Account B are reinvested at net asset value in additional shares of the same Account. Contract benefits are provided and charges are made in effect by redeeming Account shares at net asset value. Values under the Contract, both before and after the commencement of Variable Annuity Payments, will increase or decrease to reflect the investment performance of the Accounts and Owners of Benefits assume the risks of such change in values.

     The Company is taxed as a life insurance company under the Internal Revenue Code. The operations of Separate Account B are part of the total operations of the Company but are treated separately for accounting and financial statement purposes and are considered separately in computing the Company's tax liability. Separate Account B is not affected by federal income taxes paid by the Company with respect to its other operations, and under existing federal income tax law, investment income and capital gains attributable to Separate Account B are not taxed. The Company reserves the right to charge Separate Account B with, and to create a reserve for, any tax liability which the Company determines may result from maintenance of Separate Account B. To the best of the Company's knowledge, there is no current prospect of any such liability.

DEDUCTIONS UNDER THE CONTRACT

     A mortality and expense risks charge is deducted under the contract. There are also deductions from and expenses paid out of the assets of the Accounts. These expenses are described in the Fund's prospectus.

A.   Mortality and Expense Risks Charge

     Variable Annuity Payments will not be affected by adverse mortality experience or by any excess in the actual sales and administrative expenses over the charges provided for in the contract. The Company assumes the risks that (i) Variable Annuity Payments will continue for a longer period than anticipated and (ii) the allowance for administration expenses in the annuity conversion rates will be insufficient to cover the actual costs of administration relating to Variable Annuity Payments. For assuming these risks, the Company, in determining Unit Values and Variable Annuity Payments, makes a charge as of the end of each Valuation Period against the assets of Separate Account B held with respect to the contract. The charge is equivalent to a simple annual rate of .42%. The Company does not believe that it is possible to specifically identify that portion of the .42% deduction applicable to the separate risks involved, but estimates that a reasonable approximate allocation would be .28% for the mortality risks and .14% for the expense risks. The mortality and expense risks charge may be changed by the Company at any time by giving not less than 60-days prior written notice to the Contractholder. However, the charge may not exceed 1.25% on an annual basis, and only one change may be made in any one-year period. If the charge is insufficient to cover the actual costs of the mortality and expense risk assumed, the financial loss will fall on the Company; conversely, if the charge proves more than sufficient, the excess will be a gain to the Company.

OTHER EXPENSES

     The Contractholder is obligated to pay additional expenses associated with the acquisition and servicing of the contract in accordance with the terms of a Service and Expense Agreement between the Contractholder and the Company. These expenses are not deductible from Investment Accounts which correlate to Plan Participants, except that the recordkeeping expense and Flexible Income Option charge attributable to inactive Plan Participants (Plan Participants who have died, retired or terminated employment or who are Totally and Permanently Disabled and alternate payees under a Qualified Domestic Relations Order) may at the Contractholder's election be deducted from such Plan Participant's Investment Account Values. The expenses which the Contractholder must pay if applicable, include an application fee, transfer fee, contract administration expense, recordkeeping expense, location fee, a Flexible Income Option charge, documentation expense and in some cases a sales charge. As part of the Company's policy of ensuring client satisfaction with the services it provides, the Company may agree to waive the assessment of all or a portion of these expenses or charges (except for the sales charge) in response to any reasonably-based complaint from the Contractholder as to the quality of the services covered by such expenses or charges that the Company is unable to rectify. These expenses are described below:

A.   Application Fee

     A $925 application fee is charged to the Contractholder in the first Contract Year. If a Companion Contract has been issued by the Company to the Contractholder to fund the Plan, the application fee will be assessed to the Companion Contract. The total application fee paid by the
     Contractholder to obtain both contracts will not exceed $925. If the Company has issued an Associated Contract to the Contractholder to fund an employee benefit plan administered by the Company, the application fee for the contract described in this prospectus will be waived by the Company.

B.   Contract Administration Expense

     The Contractholder must also pay a contract administration expense. The contract administration expense is charged quarterly and is equal to one-fourth of the amount derived by adding $650 ($1,000 for custom or outside plans) to the amount calculated by multiplying the Quarter end
     Balance at the end of each Deposit Year Quarter by the Annual Expense percentage below. Quarter end Balance is the total of all Investment Accounts under the contract and other Plan assets not allocated to the contract or an Associated or Companion Contract ("Outside Assets") at the end of each Deposit Year Quarter.

                                                                                             Expense Percentage

                                                                                             Expense Percentage
         Over               But Not Over             The Annual Expense Is:                    Top of Bracket
     ------------          -------------      ---------------------------------              ------------------
     $          0          $     262,500            $750 minimum                                  .002857
          262,500              1,000,000      [.0020 x ending balance] + $225                     .002225
        1,000,000              5,000,000      [.0010 x ending balance] + $1,225                   .001245
        5,000,000             10,000,000      [.0005 x ending balance] + $3,725                   .000873
       10,000,000             30,000,000      [.0004 x ending balance] + $4,725                   .000558
       30,000,000                             [.0003 x ending balance] + $7,725

Example: Assume a $3,500,000 total fund at the end of the Quarter for a standard plan. The contract administration charge is $1,343.75 derived as follows:
     [.0010 x $3,500,000] + $1,225 = $4,725 + $650 = $5,375 / 4 = $1,343.75.

     The contract administration expense is also charged if all Investment Accounts which correlate to a Plan Participant are canceled during the Deposit Year as a result of a withdrawal. The amount attributable to such Investment Accounts is determined as described above but is pro-rated to the date of cancellation.

     The contract administration expense will be reduced by 10% if the Company has issued an Associated Contract to the Contractowner.

     The contract administration expense for an employer with both a non-qualified plan in the contract offered under this prospectus and a 401(k) Plan in a Flexible Investment Annuity ("FIA") Contract (and which meets our underwriting guidelines) will be calculated based on the quarter end value of the investment accounts under both contracts (plus $750 annually for general creditor non-qualified plans or $1,000 for creditor exempt plans) and the proportionate charge will be allocated to Plan Participants in each contract.

C.   Recordkeeping Expense

     The Contractholder must also pay a recordkeeping expense. The quarterly recordkeeping expense is one-fourth of the charge determined from the table below. The amount of the charge is determined at the end of each quarter based upon the number of Plan Participants, both active and inactive, for whom there are Investment Accounts under the contract at the end of the quarter.

                                           Annual Expense (Benefit Report
                Plan Participants            Sent to the Contractholder)
                -----------------       ------------------------------------
                1-19                                   $2,250
                20-49                   $34 per Plan Participant  + $  1,366
                50-99                   $31 per Plan Participant  + $  1,516
                100-299                 $28 per Plan Participant  + $  1,816
                300-499                 $23 per Plan Participant  + $  3,316
                500 - 999               $19 per Plan Participant  + $  5,316
                1,000 - 2,499           $14 per Plan Participant  + $ 10,316
                2,500 - 4,999           $12 per Plan Participant  + $ 15,316
                5,000 and over          $10 per Plan Participant  + $ 25,316

     Example:  Assume 600 Plan  Participants  with Benefit  Reports sent to the
               Contractholder: The expense is $16,716 [600 x $19 = $11,400+$5,316 = $16,716] / 4 = $4,179. This would be $6.96 per Plan Participant, per quarter.

     The recordkeeping expense is increased by $3 per Plan Participant if benefit reports are mailed directly to Plan Participants' homes.

     If, instead of quarterly benefit reports, the Company provides such reports annually, the recordkeeping expense is reduced by 9%. Similarly, if such reports are provided semi-annually, the recordkeeping expense is reduced by 6%. If such reports are provided on a monthly basis, the recordkeeping expense is increased by 24%.

     If  the   Company   performs   more  (or  less)   than  two   401(k)/401(m)
     non-discrimination tests in a Deposit Year, the recordkeeping expense is increase (reduced) by 3% for each additional test performed (or test not performed).

     The recordkeeping expense is reduced by 10% if Plan Contributions are reported in the Company's standard format by modem. Effective on the first day of the Deposit Year in 1999, this 10% reduction will be discontinued. There will be an additional 5% charge is contributions are reported using tape/diskette or an additional 10% charge if reported using paper.

     Effective on the first day of the Deposit Year in 1998, a charge of $15 will be made to the account of plan participants who make investment changes/transfers using paper rather than our toll-free number (1-800-633-1373).

     The recordkeeping expense for an employer with both a non-qualified plan in the contract offered under this prospectus and a 401(k) plan in a FIA contract will be determined at the point in scale reached under the 401(k) plan.

     If the initial Deposit Year is less than twelve months, an adjustment will be made in the amount of the charge so that the full amount of the annual charge per Plan Participant will be assessed during the year.

     If all Investment Accounts attributable to a Plan Participant are canceled during the Deposit Year as a result of a withdrawal, the unassessed portion of the full annual charge attributable to the Plan Participant will be charged.

     If the Company provides recordkeeping services for Plan assets not allocated to the contract or an Associated or Companion Contract ("Outside Assets"), the Contractholder must pay an Outside Asset recordkeeping expense. The annual charge is calculated based upon the following table.

              Number of Plan Participants              Outside Asset
                  with Outside Accounts             Annual Recordkeeping
                   During the Quarter                      Expense
              ---------------------------      -----------------------------
                     1-25                      $1,000 minimum
                     26-49                     $15.30 per member + $614.70
                     50-99                     $13.95 per member + $682.20
                     100-299                   $12.60 per member + $817.20
                     300-499                   $10.35 per member + $1,492.20
                     500-999                   $8.55 per member + $2,392.20
                     1000-2499                 $6.30 per member + $4,642.20
                     2500-4999                 $5.40 per member + $6,842.20
                     5000 and over             $4.50 per member + $11,392.20

     The charge calculated in accordance with the above table will be increased by 15% for the second and each additional Outside Asset for which the Company provides recordkeeping services. One-fourth of the annual Outside Asset Recordkeeping Charge will be billed on a quarterly basis. This charge does not apply if the Outside Assets which correlate to the Plan Participant consist solely of shares of mutual funds for which a subsidiary of the Company serves as investment adviser.

     The Contractholder may elect to have the recordkeeping expense attributable to investments in this contract which correlate to inactive Plan Participants deducted from the Investment Account Values of such Plan Participants. In such case, the Company will reduce the charge if necessary so that it will not exceed 1% of the Plan Participant's aggregate Investment Account Values at the time the charge is made. The portion of the charge attributable to a Plan Participant will be allocated to his or her Investment Account in proportion to their relative value.

D.   Location Fee

     Contractholders may request the Company to provide services to groups of employees at multiple locations. If the Company agrees to provide such services, the Contractholder will be charged $150 on a quarterly basis for each additional employee group or location.

E.   Flexible Income Option Charge

     An additional charge of $25 annually will be made for any Plan Participant receiving benefits under the Flexible Income Option. The charge is added to the portion of the recordkeeping expense attributable to such Plan Participants. If the Contractowner has elected to deduct the recordkeeping expense from the Investment Accounts of inactive Plan Participants, the Flexible Income Option Charge will also be deducted from such accounts. If a Plan Participant is receiving benefits under the Flexible Income Option from a Companion Contract to which a Flexible Income Option Charge applies, the charge will not apply to the contract described in this Prospectus.

F.   Documentation Expense

     The Company provides a sample Plan document and summary plan descriptions to the Contractholder. The Contractholder will be billed $125 if the Contractholder uses a Principal Mutual Standard Plan. If the Company provides a sample custom-written Plan, the Contractholder will be billed $700 for the initial Plan or for any restatement thereof, $300 for any amendments thereto, and $500 for standard summary plan description booklets. If the Contractholder adopts a Plan other than one provided by the Company, a $900 charge will be made for summary plan description booklets requested by the Contractholder, if any.

G.   Sales Charge

     A sales charge will be billed to and paid by the Contractholder according to one of the following schedules:

                      Schedule A

        Amount of Plan       Amount Payable as a
         Contributions         Percent of Plan
     in Each Deposit Year       Contributions
     ----------------------  -------------------
     The first   $    5,000         4.50%
     The next         5,000         3.00
     The next         5,000         1.70
     The next        35,000         1.40
     The next        50,000         0.90
     The next       400,000         0.60
     Excess over    500,000         0.25


                    Schedule B

        Amount of Plan      Amount Payable as
         Contributions       Percent of Plan
     In Each Deposit Year     Contributions
   ----------------------   -----------------
   The first $     50,000         3.00%
   The next        50,000         2.00
   The next       400,000         1.00
   The  next    2,500,000         0.50
   Excess over  3,000,000         0.25

     The applicable sales charge will be determined by the Company. The sales charge described in Schedule B will apply for certain salary deferral Plans. The sales charge described in Schedule A will apply if the Plan is not a salary deferral Plan or if the Plan is a salary deferral Plan subject to reduced sales expenses. The Contractholder will be notified of the applicable sales charge prior to the issuance of the Contract. Contributions made by the Contractholder to the contract described in this prospectus, a Companion Contract or any Associated Contract will be combined for purposes of applying the above sales charge schedules.

     The Company will not charge a sales charge to Contractholders who acquire the contract either: (1) directly from the Company upon a recommendation of an independent pension consultant who charges a fee for its pension consulting services and who receives no remuneration from the Company in association with the sale of the contract; or (2) through registered representatives of the Principal Underwriter who are also Group Insurance Representative employees of the Company.

H.   Special Services

     If requested by the Contractholder, the Company may provide special services not provided as part of the contract administration and recordkeeping services. The Company will charge the Contractholder the cost of providing such services.

SURPLUS DISTRIBUTION AT SOLE DISCRETION OF THE COMPANY

     It is not anticipated that any divisible surplus will ever be distributable to the contract in the future because the contract is not expected to result in a contribution to the divisible surplus of the Company. However, if any distribution of divisible surplus is made, it will be made to Investment Accounts in the form of additional units.

THE CONTRACT

     The contract will normally be issued to an Employer or association or a trust established for the benefit of Plan Participants and their beneficiaries. The Company will issue a pre-retirement certificate describing the benefits under the contract to Plan Participants who reside in a state that requires the issuance of such certificates. The initial Contribution which correlates to a Plan Participant will be invested in the Division or Divisions that are chosen as of the end of the Valuation Period in which such Contribution is received by the Company at its home office in Des Moines, Iowa. If the allocation instructions are late, or not completed, the Company will invest such unallocated Contributions in the Money Market Division on the date such Contributions are received. Subsequently, the Company will transfer all or a portion of such Contributions as of the date complete allocation instructions are received by the Company in accordance with the allocation specified therein. After complete allocation instructions have been received by the Company, all current and future Contributions will be allocated to the chosen Divisions as of the end of the Valuation period in which such Contributions are received. If complete allocation instructions are not received by the Company within 105 days after the initial Contributions are allocated to the Money Market Division, the Company will remit the Contributions plus any earnings thereon to the Contractholder. The Contractholder may limit the number of Divisions available to the Owner of Benefits, but the Money Market Division may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions as described above and the Capital Value Division may not be so restricted to the extent the Division is necessary to permit the Company to pay Variable Annuity Payments.

A.   Contract Values and Accounting Before Annuity Commencement Date

     1.   Investment Accounts

         An Investment Account or Accounts correlating to a Plan Participant will be established for each type of Contribution and for each Division of Separate Account B in which such Contribution is invested.

         Investment Accounts will be maintained until the Investment Account Values are either (a) applied to effect Variable Annuity benefits, (b) paid to the Owner of Benefits or the beneficiary, (c) transferred in accordance with the provisions of the contract or (d) cancelled to pay the recordkeeping expenses for a Plan Participant where Termination of Employment, retirement or death has occurred or for an alternate payee under a Qualified Domestic Relations Order.

         Each Contribution will be allocated to the Division or Divisions designated by the Notification on file with the Company and will result in a credit of units to the appropriate Investment Account. The number of units so credited will be determined by dividing the portion of the Contributions allocated to the Division by the Unit Value for such Division for the Valuation Period within which the Contribution was received by the Company at its home office in Des Moines, Iowa.

     2.  Unit Value

         The Unit Value for a Contract which participates in a Division of Separate Account B determines the value of an Investment Account consisting of contributions allocated to that Division. The Unit Value for each Division for the contract is determined on each day on which the net asset value of its underlying Account is determined. The Unit Value for a Valuation Period is determined as of the end of that period. The investment performance of the underlying Account and deducted expenses affect the Unit Value.

         For this series of contracts, the Unit Value for each Division will be fixed at $1.00 for the Valuation Period in which the first amount of money is credited to the Division. A Division's Unit Value for any later Valuation Period is equal to its Unit Value for the immediately preceding Valuation Period multiplied by the Net Investment Factor (see below) for that Division for this series of contracts for the later Valuation Period.

     3.  Net Investment Factor

         Each  Net  Investment  Factor  is  the  quantitative   measure  of  the
         investment performance of each Division of Separate Account B.

         For any specified Valuation Period the Net Investment Factor for a Division for this series of contracts is equal to

         (a) the quotient obtained by dividing (i) the net asset value of a share of the underlying Account as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution made by the Account during the Valuation Period (less an adjustment for taxes, if any) by (ii) the net asset value of a share of the Account as of the end of the immediately preceding Valuation Period, reduced by

         (b) a mortality and expense risks charge, equal to a simple interest rate for the number of days within the Valuation Period at an annual rate of 0.42%.

         The amounts  derived from applying the rate  specified in  subparagraph
         (b) above and the amount of any taxes referred to in subparagraph (a) above will be accrued daily and will be transferred from Separate Account B at the discretion of the Company.

     4. Hypothetical Example of Calculation of Unit Value for All Divisions Except the Money Market Division

         The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an Account share is $14.8000; that there were no dividends or other distributions made by the Account and no adjustment for taxes since the last determination; that the net asset value of an Account share last determined was $14.7800; that the last Unit Value was $1.0185363; and that the Valuation Period was one day. To determine the current Net Investment Factor, divide $14.8000 by $14.7800 which produces 1.0013532 and deduct from this amount the mortality and expense risks charge of 0.0000090, which is the rate for one day that is equivalent to a simple annual rate of 0.33%. The result, 1.0013442, is the current Net Investment Factor. The last Unit Value ($1.0185363) is then multiplied by the current Net Investment Factor (1.0013442) which produces a current Unit Value of $1.0199054.

     5. Hypothetical Example of Calculation of Unit Value for the Money Market Division

         The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an Account share is $1.0000; that a dividend of .0328767 cents per share was declared by the Account prior to calculation of the net asset value of the Account share and that no other distributions and no adjustment for taxes were made since the last determination; that the net asset value of an Account share last determined was $1.0000; that the last Unit Value was $1.0162734; and that the Valuation Period was one day.

         To determine the current Net Investment Factor, add the current net asset value ($1.0000) to the amount of the dividend ($.000328767) and divide by the last net asset value ($1.0000), which when rounded to seven places equals 1.0003288. Deduct from this amount the mortality and expense risks charge of .0000090 (the proportionate rate for one day based on a simple annual rate of 0.33%). The result (1.0003198) is the current Net Investment Factor. The last Unit Value ($1.0162734) is then multiplied by the current Net Investment Factor (1.0003198), resulting in a current Unit Value of $1.0165984.

B.   Income Benefits

     Income Benefits consist of either monthly Variable Annuity Payments or periodic payments made on a monthly, quarterly, semi-annual or annual basis pursuant to the Flexible Income Option.

     1.  Variable Annuity Payments

         The amount applied to provide Variable Annuity Payments must be at least $1,750. Variable Annuity Payments will be provided by the Investment Accounts which correlate to the Plan Participant held under the Capital Value Division. Thus, if the Owner of Benefits elects Variable Annuity Payments, any amounts that are to be used to provide Variable Annuity Payments will be transferred to Investment Accounts held under the Capital Value Division as of the last Valuation Date in the month which begins two months before the Annuity Commencement Date. After any such transfer, the value of the Capital Value Division Investment Accounts will be applied on the Annuity Purchase Date to provide Variable Annuity Payments. The Annuity Commencement Date, which will be one month following the Annuity Purchase Date, will be the first day of a month. Thus, if the Annuity Commencement Date is August 1, the Annuity Purchase Date will be July 1, and the date of any transfers to a Capital Value Division Investment Account will be the Valuation Date immediately preceding July 1.

         The Annuity Commencement Date must be no later than April 1 of the calendar year following the calendar year in which the Plan Participant attains age 70 1/2. See "Federal Tax Status."

         a.   Selecting a Variable Annuity

              Variable Annuity Payments will be made to an Owner of Benefits beginning on the Annuity Commencement Date and continuing thereafter on the first day of each month. An Owner of Benefits may select an Annuity Commencement Date by Notification to the Company. The date selected may be the first day of any month the Plan allows which is at least one month after the Notification. Generally, the Annuity Commencement Date cannot begin before the Plan Participant is age 59 1/2, separated from service, or is totally disabled. See "Federal Tax Status" for a discussion of required distributions and the federal income tax consequences of distributions.

              At any time not less than one month preceding the desired Annuity Commencement Date, an Owner of Benefits may, by Notification, select one of the annuity options described below (see "Forms of Variable Annuities"). If no annuity option has been selected at least one month before the Annuity Commencement Date, and if the Plan does not provide one, payments which correlate to an unmarried Plan Participant will be made under the annuity option providing Variable Life Annuity with Monthly Payments Certain for Ten Years. Payments to a married Plan Participant will be made under the annuity option providing a Variable Life Annuity with One-Half Survivorship.

         b.   Forms of Variable Annuities

              Because of certain restrictions contained in the Internal Revenue Code and regulations thereunder, an annuity option is not available under a contract used to fund a TDA Plan, PEDC Plan or 401(a) Plan unless (i) the joint or contingent annuitant is the Plan Participant's spouse or (ii) on the Plan Participant's Annuity Commencement Date, the present value of the amount to be paid while the Plan Participant is living is greater than 50% of the present value of the total benefit to the Plan Participant and the Plan Participant's beneficiary (or contingent annuitant, if applicable).

              An Owner of Benefits may elect to have Investment Account Values applied under one of the following annuity options. However, if the monthly Variable Annuity Payment would be less than $20, the Company may, at its sole option, pay the Investment Account Values in full settlement of all benefits otherwise available.

              Variable Life Annuity with Monthly Payments Certain for Zero, Five, Ten, Fifteen or Twenty Years or Installment Refund Period -- a Variable Annuity which provides monthly payments during the Plan Participant's lifetime, and further provides that if, at the death of the Plan Participant, monthly payments have been made for less than a minimum period, e.g. five years, any remaining payments for the balance of such period shall be paid to the Owner of Benefits, if the Owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Designated beneficiaries entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

              The  minimum  period may be either  zero,  five,  ten,  fifteen or twenty years or the period (called "installment refund period") consisting of the number of months determined by dividing the amount applied under the option by the initial payment. If, for example, $14,400 is applied under a life option with an installment refund period, and if the first monthly payment provided by that amount, as determined from the applicable annuity conversion rates, would be $100, the minimum period would be 144 months ($14,400 divided by $100 per month) or 12 years. A variable life annuity with an installment refund period guarantees a minimum number of payments, but not the amount of any monthly payment or the amount of aggregate monthly payments. The longer the minimum period selected, the smaller will be the amount of the first annuity payment.

              Under the Variable Life Annuity with Zero Years Certain, which provides monthly payments to the Owner of Benefits during the Plan Participant's lifetime, it would be possible for the Owner of Benefits to receive no annuity payments if the Plan Participant died prior to the due date of the first payment since payment is made only during the lifetime of the Plan Participant.

              Joint and Survivor Variable Life Annuity with Monthly Payments Certain for Ten Years -- a Variable Annuity which provides monthly payments for a minimum period of ten years and thereafter during the joint lifetimes of the Plan Participant on whose life the annuity is based and the contingent annuitant named at the time this option is elected, and continuing after the death of either of them for the amount that would have been payable while both were living during the remaining lifetime of the survivor. In the event the Plan Participant and the contingent annuitant do not survive beyond the minimum ten year period, any remaining payments for the balance of such period will be paid to the Owner of Benefits, if the owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Designated beneficiaries entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)

              Joint and Two-Thirds Survivor Variable Life Annuity -- a variable annuity which provides monthly payments during the joint lives of a Plan Participant and the person designated as contingent annuitant with two-thirds of the amount that would have been payable while both were living continuing until the death of the survivor.

              Variable Life Annuity with One-Half Survivorship -- a variable annuity which provides monthly payments during the life of the Plan Participant with one-half of the amount otherwise payable continuing so long as the contingent annuitant lives.

              Under the Joint and Two-thirds Survivor Variable Life Annuity and under the Variable Life Annuity with One-Half Survivorship, it would be possible for the Owner of Benefits and/or contingent annuitant to receive no annuity payments if the Plan Participant and contingent annuitant both died prior to the due date of the first payment since payment is made only during their lifetimes.

              Other Options -- Other Variable Annuity options permitted under the applicable Plan may be arranged by mutual agreement of the Owner of Benefits and the Company.

         c.   Basis of Annuity Conversion Rates

              Because women as a class live longer than men, it has been common that retirement annuities of equal cost for women and men of the same age will provide women less periodic income at retirement. The Supreme Court of the United States ruled in Arizona Governing Committee vs. Norris that sex distinct annuity tables under an employer-sponsored benefit plan result in discrimination that is prohibited by Title VII of the Federal Civil Rights Act of 1964. The Court further ruled that sex distinct annuity tables will be deemed discriminatory only when used with values accumulated from employer contributions made after August 1, 1983, the date of the ruling.

              Title VII applies only to employers with 15 or more employees. However, certain State Fair Employment Laws and Equal Payment Laws may apply to employers with less than 15 employees.

              The contract described in this Prospectus offers both sex distinct and sex neutral annuity conversion rates. The annuity rates are used to convert a Plan Participant's pre-retirement Investment Account Values to a monthly lifetime income at retirement. Usage of either sex distinct or sex neutral annuity rates will be determined by the Contractholder.

              For each form of variable annuity, the annuity conversion rates determine how much the first monthly Variable Annuity Payment will be for each $1,000 of the Investment Account Value applied to effect the variable annuity. The conversion rates vary with the form of annuity, date of birth, and, if sex distinct rates are used, the sex of the Plan Participant and the contingent annuitant, if any. The sex neutral guaranteed annuity conversion rates are based upon (i) an interest rate of 2.5% per annum and
              (ii) mortality according to the "1983 Table a for Individual Annuity Valuation" projected with Scale G to the year 2001, set back five years in age. The sex distinct female rates are determined for all Plan Participants in the same way as neutral rates, as described above. The sex distinct male rates are determined for all Plan Participants in the same way as sex neutral rates, as described above, except mortality is not set back five years in age. The guaranteed annuity conversion rates may be changed, but no change which would be less favorable to the Owner of Benefits will take effect for a current Plan Participant.

              The contract provides that an interest rate of not less than 2.5% per annum will represent the assumed investment return. Currently the assumed investment return used in determining the amount of the first monthly payment is 4% per annum. This rate may be increased or decreased by the Company in the future but in no event will it be less than 2.5% per annum. If, under the contract, the actual investment return (as measured by an Annuity Change Factor, defined below) should always equal the assumed investment return, Variable Annuity Payments would remain level. If the actual investment return should always exceed the assumed investment return, Variable Annuity Payments would increase; conversely, if it should always be less than the assumed investment return, Variable Annuity Payments would decrease.

              The current 4% assumed investment return is higher than the 2.5% interest rate reflected in the annuity conversion rates contained in the contract. With a 4% assumption, Variable Annuity Payments will commence at a higher level, will increase less rapidly when actual investment return exceeds 4%, and will decrease more rapidly when actual investment return is less than 4%, than would occur with a lower assumption.

         d.   Determining the Amount of the First Variable Annuity Payment

              The initial amount of monthly annuity income shall be based on the option selected, the age of the Plan Participant and contingent annuitant, if any, and the Investment Account Values applied as of the Annuity Purchase Date. The initial monthly income payment will be determined on the basis of the annuity conversion rates applicable on such date to such conversions under all contracts of this class issued by the Company. However, the basis for the annuity conversion rates will not produce payments less beneficial to the Owner of Benefits than the annuity conversion rate basis described above.

         e. Determining the Amount of the Second and Subsequent Monthly Variable Annuity Payments

              The second and subsequent monthly Variable Annuity Payments will increase or decrease in response to the investment experience of the Account underlying the Capital Value Division. The amount of each payment will be determined by multiplying the amount of the monthly Variable Annuity Payment due in the immediately preceding calendar month by the Annuity Change Factor for the Capital Value Division for the Contract for the calendar month in which the Variable Annuity Payment is due.

              Each Annuity Change Factor for the Capital Value Division for a calendar month is the quotient of (1) divided by (2), below:

              (1) The number which results from dividing (a) the Contract's Unit
                  Value for the Capital Value Division for the first Valuation Date in the calendar month beginning one month before the given calendar month by (b) the Contract's Unit Value for such Division for the first Valuation Date in the calendar month beginning two months before the given calendar month.

              (2) An amount equal to one plus the  effective  interest  rate for the number of days between the two Valuation Dates specified in subparagraph (1) above at the interest rate assumed to determine the initial payment of variable benefits to the Owner of Benefits.

         f.   Hypothetical Example of Calculation of Variable Annuity Payments

              Assume that on the date one month before the Annuity Commencement Date the Investment Account Value that is invested in the Capital Value Division which correlates to a Plan Participant is $37,592. Using the appropriate annuity conversion factor (assuming $5.88 per $1,000 applied) the Investment Account Value provides a first monthly Variable Annuity Payment of $221.04. To determine the amount of the second monthly payment assume that the Capital Value Division Unit Value as of the first Valuation Date in the preceding calendar month was $1.3712044 and the Unit Value as of the first Valuation Date in the second preceding calendar month was $1.3273110. The Annuity Change Factor is determined by dividing $1.3712044 by $1.3273110, which equals 1.0330694, and dividing the result by an amount corresponding to the amount of one increased by an assumed investment return of 4% (which for a thirty day period is 1.0032288). 1.0330694 divided by 1.0032288 results in an Annuity Change Factor for the month of 1.0297446. Applying this factor to the amount of Variable Annuity Payment for the previous month results in a current monthly payment of $227.61 ($221.04 multiplied by 1.0297446 equals $227.61).

     2.  Flexible Income Option

         Instead of Variable Annuity Payments an Owner of Benefits may choose to receive Income Benefits under the Flexible Income Option. Unlike Variable Annuity Payments, payments under the Flexible Income Option may be made from any Division of the Separate Account. Under the Flexible Income Option, the Company will pay to the Owner of Benefits a portion of the Investment Accounts on a monthly, quarterly, semi-annual or annual basis on the date or dates requested each Year and continuing for a period not to exceed the life or life expectancy of the Plan
         Participant, or the joint lives or life expectancy of such Plan Participant and the contingent annuitant, if the contingent annuitant is the Plan Participant's spouse. If the Notification does not specify from which Investment Accounts payments are to be made, amounts will be withdrawn on a pro rata basis from all Investment Accounts which correlate to the Plan Participant. Payments will end, however, on the date no amounts remain in such Accounts or the date such Accounts are paid or applied in full as described below. Payments will be subject to the following:

         a. The life expectancy of the Plan Participant and the Plan Participant's spouse, if applicable, will be determined in accordance with the life expectancy tables contained in Internal Revenue Regulation Section 1.72-9. Life expectancy will be determined as of the date on which the first payment is made. Life expectancy will be redetermined annually thereafter.

         b. Payments may begin any time after the Flexible Income Option is requested. Payments must begin no later than the latest date permitted or required by the Plan or regulation to be the Owner of Benefit's Annuity Commencement Date.

         c. Payments will be made annually, semiannually, quarterly, or monthly as requested by the Owner of Benefits and agreed to by the Company. The annual amount payable will be the lesser of the Aggregate Investment Account Values which correlate to the Plan Participant or the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code.

         d. If the Plan Participant should die before the Aggregate Investment Account Value has been paid or applied in full, the remaining Investment Account Values will be treated as benefits payable at death as described in this Prospectus.

         e. Year for purposes of determining payments under the Flexible Income Option means the twelve month period starting on the installment payment starting date and each corresponding twelve month period thereafter.

         An Owner of Benefits may request a payment in excess of the minimum described above. Such payment may be equal to all or any portion of the Investment Accounts which correlate to the Plan Participant; provided, however, that if the requested payment would reduce the total value of such accounts to a total balance of less than $1,750 then such request will be a request for the total of such Investment Accounts.

         The Owner of Benefits may request termination of the Flexible Income Payments by giving the Company Notification (i) requesting an excess payment equal to the remaining balance of the Aggregate Investment Account Values which correlate to a Plan Participant, (ii) requesting that the remaining balance of the Aggregate Investment Account Values be applied to provide Variable Annuity Payments or (iii) a combination of (i) and (ii), as long as the amount applied to provide an annuity is at least $1,750. The Company will make such excess payment on the later of (i) the date requested, or (ii) the date seven (7) calendar days after the Company receives the Notification. The Annuity Commencement Date for amounts so applied will be one month after the Annuity Purchase Date. The Annuity Purchase Date for amounts so applied will be the first Valuation Date in the month following the Company's receipt of the Notification or the first Valuation Date of such subsequent month as requested.

         An additional annual charge of $25.00 will be made if an Owner of Benefits elects to receive benefits under the Flexible Income Option. This charge may be deducted from the Investment Accounts which correlate to the Plan Participant only if such Plan Participant is inactive. In such case, the Company will reduce the charge if necessary so that when combined with any other expense being deducted from such Investment Accounts, the aggregate of such charges will not exceed 1% of the Plan Participant's aggregate Investment Account Values at the time the charge is made. The portion of the charge attributable to a Plan participant will be allocated to his or her Investment Account in proportion to their relative values.

C.   Payment on Death of Plan Participant

     1.  Prior to Annuity Purchase Date

         If a Plan Participant dies prior to the Annuity Purchase Date, the Company, upon receipt of due proof of death and any waiver or consent required by applicable state law, will pay the death benefit in accordance with the provisions of the Plan. The amount of the death benefit is determined by the terms of the Plan. The Owner of Benefits may elect to either (1) leave the assets in the contract to the extent permitted by applicable law; (2) receive such value as a single sum benefit; or (3) apply the Investment Account Values which correlate to the Plan Participant to purchase Variable Annuity Payments for the beneficiary if the aggregate value of such Investment Accounts is at least $1,750. If the beneficiary does not provide Notification to the Company within 120 days of the date the Company receives due proof of death, (i.e. a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by a medical doctor who attended the deceased during his last illness.), the beneficiary will be deemed a Plan Participant under the contract described in the Prospectus.

         A beneficiary  may elect to have all or a part of the amount  available under this contract transferred to any Companion Contract. Alternatively, this contract may accept all or part of the amount available under a Companion Contract to establish an Investment Account or Accounts for a beneficiary under this contract. If the aggregate value of such Investment Accounts is less than $1,750, the Company may at its option pay the beneficiary the value of such accounts in lieu of all other benefits.

         An election to receive Variable Annuity Payments must be made prior to the single sum payment to the beneficiary. Annuity income must be payable as lifetime annuity income with no benefits beyond the beneficiary's life or life expectancy. In addition, the amount of the monthly Variable Annuity Payments must be at least $20, or the Company may at its option pay the beneficiary the value of the Variable Annuity Reserves in lieu of all other benefits. The beneficiary's Annuity Purchase Date will be the first day of the calendar month specified in the election, but in no event prior to the first day of the calendar month following the date the Notification is received by the Company. The amount to be applied will be determined as of the Annuity Purchase Date. The beneficiary's Annuity Commencement Date will be the first day of the calendar month following the Annuity Purchase Date. The beneficiary must be a natural person in order to elect Variable Annuity Payments. The election must be in writing. The annuity conversion rates applicable to a beneficiary shall be the annuity conversion rates the Company makes available to all beneficiaries under this contract. The beneficiary will receive a written description of the options available.

      2. Subsequent to Annuity Purchase Date

         Upon the death of a Plan Participant subsequent to the Annuity Purchase Date, no benefits will be available except as may be provided under the form of annuity selected. If provided for under the form of annuity, the Owner of Benefits or beneficiary will continue receiving any remaining payments unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum.

D.   Withdrawals and Transfers

     1.  Cash Withdrawals

         The contract is designed for and intended to be used to fund retirement Plans. However, subject to any Plan limitations, any restrictions imposed by provisions of the Internal Revenue Code or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts which correlate to a Plan Participant at any time prior to the Annuity Purchase Date. The Internal Revenue Code generally provides that distributions from the contracts (except those used to fund Creditor Exempt or General Creditor Non-qualified Plans) may begin only after the Plan Participant attains age 59 1/2, terminates employment, dies or becomes disabled, or in the case of deemed hardship (or, for PEDC Plans, unforeseen emergencies). Withdrawals before age 59 1/2 may involve an income tax penalty. See "Federal Tax Status."

         The procedure with respect to cash withdrawals is as follows:

         (a) The Plan must allow for such withdrawal.

         (b) The Company must receive a Notification requesting a cash withdrawal from the Owner of Benefits on a form either furnished or approved by the Company. The Notification must specify the amount to be withdrawn for each Investment Account from which withdrawals are to be made. If no specification is made, withdrawals from Investment Accounts will be made on a pro rata basis.

         (c) If a certificate has been issued to the Owner of Benefits the Company may require that any requests be accompanied by such certificate.

         (d) If the Aggregate Investment Account Values are insufficient to satisfy the amount of the requested withdrawal and applicable charges, if any, the amount paid will be reduced to satisfy such charges.

         Any cash withdrawal will result in the cancellation of a number of units from each Investment Account from which values have been withdrawn. The number of units cancelled from an Investment Account will be equal to the amount withdrawn from that Account divided by the Unit Value for the Division of Separate Account B in which the Account is invested for the Valuation Period in which the cancellation is effective.

         (Special Note: Under the Texas Education Code, Plan Participants under contracts issued in connection with Optional Retirement Programs for certain employees of Texas institutions of higher education are prohibited from making withdrawals except in the event of termination of employment, retirement or death of the Plan Participant. Also, see "Federal Tax Status" for a description of further withdrawal restrictions.)

     2.  Transfers Between Divisions

         Upon Notification, all or a portion of the value of a Investment Account which correlates to a Plan Participant may be transferred to another available Investment Account correlating to such Plan Participant for the same type of Contribution.
         Transfers may be made at any time before the Annuity Purchase Date.

         A transfer will be effective as of the end of the Valuation Period in which the request is received. Any amount transferred will result in the cancellation of units in the Investment Account from which the transfer is made. The number of units cancelled will be equal to the amount transferred from that account divided by the Unit Value of the Division for the Valuation Period in which the transfer is effective. The transferred amount will result in the crediting of units in the Investment Account to which the transfer is made. The number of units credited will be equal to the amount transferred to that account divided by the Unit Value of the Division for the Valuation Period in which the transfer is effective.

     3.  Transfers to the Contract

         If a Companion Contract has been issued by the Company to fund the Plan, and except as otherwise provided by the applicable Plan, the contract described in this Prospectus may accept all or a portion of the proceeds available under the Companion Contract at any time at least one month before Annuity Commencement Date, subject to the terms of the Companion Contract.

      4. Transfers to a Companion Contract

         If a Companion Contract has been issued by the Company to fund the Plan, except as otherwise provided by the applicable Plan and the provisions of the Companion Contract, an Owner of Benefits may by Notification transfer all or a portion of the Investment Account Values which correlate to a Plan Participant to the Companion Contract. If the Notification does not state otherwise, amounts will be transferred on a pro rata basis from the Investment Accounts which correlate to the Plan Participant. Transfers with respect to a Plan Participant from this contract to the Companion Contract will not be permitted if this contract has accepted, within the six-month period preceding the proposed transfer from this contract to the Companion Contract, a transfer from an unmatured Investment Account which correlates to the Plan Participant established under the Companion Contract. An unmatured Investment Account is an Investment Account which has not reached the end of its interest guarantee period. In all other respects, such transfers are subject to the same provisions regarding frequency of transfer, effective date of transfer and cancellation of units as described above in "Transfers Between Divisions."

     5.  Special Situation Involving Alternate Funding Agents

         The contract allows the Investment Account Values of all Plan Participants to be transferred to an alternate Funding Agent with or without the consent of the Plan Participants. Transfers to an alternate Funding Agent require Notification from the Contractholder. The amount to be transferred will be equal to the Investment Account Values determined as of the end of the Valuation Period in which the Notification is received. Such transfers will be subject to the contract administration expense and recordkeeping expense.

     6.  Postponement of Cash Withdrawal or Transfer

         Any cash withdrawal or transfer to be made from the contract or between Investment Accounts in accordance with the preceding paragraphs will be made (i) within seven calendar days after Notification for such payment or transfer is received by the Company at its Home Office or (ii) on the requested date of payment or transfer, if later. However, such withdrawal or transfer may be deferred during any period when the right to redeem Account shares is suspended as permitted under provisions of the Investment Company Act of 1940, as amended. The right to redeem shares may be suspended during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by the Account of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Account fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders. If any deferment of transfer or withdrawal is in effect and has not been cancelled by Notification to the Company within the period of deferment, the amount to be transferred or withdrawn shall be determined as of the first Valuation Date following expiration of the permitted deferment, and transfer or withdrawal will be made within seven calendar days thereafter. The Company will notify the Contractholder of any deferment exceeding 30 days.

     7.  Loans.

         The Company will not make available a loan option for the contract described in this Prospectus.

E.   Other Contractual Provisions

     1.  Contribution Limits

         The contract prescribes no limits on the minimum Contribution which may be made to an Investment Account which correlates to a Plan Participant. Plan Participant maximum Contributions are discussed under "Federal Tax Status." Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

     2.  Assignment

         No benefits in the course of payment under a contract used to fund a TDA Plan, 401(a) Plan or Creditor-Exempt Non-Qualified Plan are assignable, by any Owner of Benefits, Plan Participant, beneficiary or contingent annuitant and all such benefits under such contracts, shall be exempt from the claims of creditors to the maximum extent permitted by law. Benefits in the course of payment for contracts used to fund PEDC plans and General Creditor Non-Qualified Plans are assignable only by the Contractholder and such benefits are subject to the claims of the Contractholder's general creditors.

         Investment Account Values which correlate to a Plan Participant are non-forfeitable by the Owner of Benefits; provided, however, if the Plan specifically so provides, Investment Account Values which correlate to a Plan Participant shall be reduced to the extent required by the vesting provisions of the Plan as of the date the Company receives Notification of the event requiring the reduction.

     3.  Cessation of Contributions

         A cessation of Contributions with respect to all Plan Participants shall occur at the election of the Contractholder upon Notification to the Company, on the date the Plan terminates or on the date no Investment Account Values remain under the contract or at the election of the Company upon 60-days notice to the Contractholder. Following a cessation of Contributions all terms of the contract will continue to apply except that no further Contributions may be made.

      4. Substitution of Securities

         If shares of an Account are not available at some time in the future, or if in the judgment of the Company further investment in such shares would no longer be appropriate, there may be substituted therefor, or Contributions received after a date specified by the Company may be applied to purchase (i) shares of another account or another registered open-end investment company or (ii) securities or other property as the Company should in its discretion select. In the event of any investment pursuant to clause (ii) above, the Company can make such changes as in its judgment are necessary or appropriate in the frequency and methods of determination of Unit Values, Net Investment Factors, Annuity Change Factors, and Investment Account Values, including any changes in the foregoing which will provide for the payment of an investment advisory fee; provided, however, that any such changes shall be made only after approval by the Insurance Department of the State of Iowa. The Company will give written notice to each Owner of Benefits of any substitution or such change and any substitution will be subject to the rules and regulations of the Securities and Exchange Commission.

      5. Changes in the Contract

         The terms of a contract may be changed at any time by written agreement between the Company and the Contractholder without the consent of any Plan Participant, Owner of Benefits, beneficiary, or contingent annuitant. However, except as required by law or regulation, no such change shall apply to variable annuities which were in the course of payment prior to the effective date of the change. The Company will notify any Contractholder affected by any change under this paragraph.

         The Company may unilaterally change the Contract at any time, including retroactive changes, in order to meet the requirements of any law or regulation issued by any governmental agency to which the Company is subject. The Company may add Divisions to Separate Account B at any time. In addition, the Company may, on 60-days prior notice to the Contractholder, unilaterally change the basis for determining Investment Account Values, the Net Investment Factor, the Annuity Purchase Rates and the Annuity Change Factor; the guaranteed annuity conversion rates; the Recordkeeping Expense and Contract Administration Charge; and the provisions with respect to transfers to or from a Companion Contract or between Investment Accounts.

         However, no amendment or change will apply to annuities in the course of payment except to the extent necessary to meet the requirements of any law or regulation issued by a governmental agency to which the Company is subject. In addition, no change in the guaranteed annuity conversion rates will take effect for a current Plan Participant if the effect of such amendment or change would be less favorable to the Owner of Benefits. Also, any change in the contract administration expense or recordkeeping expense will not take affect as to any Investment Accounts to be transferred to an Alternate Funding Agent if, prior to the date of the amendment or change is to take affect, the Company receives a written request from the Contractholder for payment of all such Investment Account Values to the Alternate Funding Agent and such request is not revoked.

         Furthermore, the Company may, on 60-days notice to the Contractholder affected by the change, unilaterally change the mortality and expense risks charge provided that (a) the charge shall in no event exceed 1.25%, (b) the charge shall not be changed more frequently than once in any one year period and (c) no change shall apply to annuities which were in the course of payment prior to the effective date of the change.

STATEMENT OF VALUES

     The Company will furnish each Owner of Benefits at least once during each year a statement showing the number of units credited to the Investment Account or Accounts which correlate to the Plan Participant, Unit Values for such Investment Accounts and the resulting Investment Account Values.

SERVICES AVAILABLE BY TELEPHONE

     The  following  transactions  may be exercised by telephone by any Owner of
Benefits: 1) transfers between Investment Accounts; and 2) changes in Contribution allocation percentages. The telephone transactions may be exercised by telephoning 1-800-633-1373. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Company is open for business to be effective that day. Requests made after that time or on a day when the Company is not open for business will be effective the next business day.

     Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The Owner of Benefits bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller's name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the Owner of Benefits' address of record. Owners of Benefits may obtain additional information and assistance by telephoning the toll free number.

DISTRIBUTION OF THE CONTRACT

     The contract, which is continuously offered, will be sold primarily by persons who are insurance agents of or brokers for the Company authorized by applicable law to sell life and other forms of personal insurance and variable annuities. In addition, these persons will usually be registered representatives of Princor Financial Services Corporation, a Member of The Principal Financial Group, Des Moines, Iowa, 50392-0200, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Princor Financial Services Corporation, the principal underwriter, is paid for the distribution of the Contract in accordance with two separate schedules one of which provides for payment of 4.5% of Contributions scaling down for Contributions in excess of $5,000 and one which provides for payments of 3.0% of Contributions scaling down for Contributions in excess of $50,000. The Contract may also be sold through other selected broker-dealers registered under the Securities Exchange Act of 1934. Princor Financial Services Corporation is also the principal underwriter for various registered investment companies organized by the Company. Princor Financial Services Corporation is an indirectly wholly-owned subsidiary of the Company.

PERFORMANCE  CALCULATION

     The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The contract was not offered prior to July 15, 1992. However, the Divisions invest in Accounts of the Principal Variable Contract Fund, Inc. These Accounts correspond to open-end investment companies ("mutual funds") which, effective January 1, 1998, were reorganized into the Accounts of the Principal Variable Contracts Fund, Inc. as follows:

           Old Mutual Fund Name                 New Corresponding Account Name
     -----------------------------------------  ------------------------------
     Principal Balanced Fund, Inc.              Balanced Account
     Principal Bond Fund, Inc.                  Bond Account
     Principal Capital Accumulation Fund, Inc.  Capital Value Account
     Principal Emerging Growth Fund, Inc.       MidCap Account
     Principal Government Securities Fund, Inc. Government Securities Account
     Principal Growth Fund, Inc.                Growth Account
     Principal Money Market Fund, Inc.          Money Market Account
     Principal World Fund, Inc.                 International Account

Some of the Accounts (under their former names) were offered prior to the date that the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this contract had the contract been issued on or after the date the Account in which such Division invests was first offered. The hypothetical performance from the date of inception of the Account in which the Division invests is derived by reducing the actual performance of the underlying Account by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Account's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the Statement of Additional Information.

     From time to time the Separate Account advertises its Money Market Division's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the division refers to the income generated by an investment in the division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     In addition, from time to time, the Separate Account may advertise its "yield" for the Bond Division and Government Securities Division for these contracts. The "yield" of the Divisions is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period.

     Also, from time to time, the Separate Account will advertise the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value.

VOTING RIGHTS

     The Company shall vote Account shares held in Separate Account B at regular and special meetings of shareholders of each Account, but will follow voting instructions received from persons having the voting interest in the Account shares.

     The number of Account shares as to which a person has the voting interest will be determined by the Company as of a date which will not be more than ninety days prior to the meeting of the Account, and voting instructions will be solicited by written communication at least ten days prior to the meeting.

     During the accumulation period, the Owner of Benefits is the person having the voting interest in the Account shares attributable to the Investment Accounts which correlate to the Plan Participant. The number of Account shares held in Separate Account B which are attributable to each Investment Account is determined by dividing the Investment Account Value attributable to a Division of Separate Account B by the net asset value of one share of the underlying Account.

     During the annuity period, the person then entitled to Variable Annuity Payments has the voting interest in the Account shares attributable to the Variable Annuity. The number of Account shares held in Separate Account B which are attributable to each Variable Annuity is determined by dividing the reserve for the Variable Annuity by the net asset value of one Account share. The voting interest in the Account shares attributable to the Variable Annuity will ordinarily decrease during the annuity period since the reserve for the Variable Annuity decreases due to the reduction in the expected payment period.

     Account shares for which Owners of Benefits or payees of Variable Annuities are entitled to give voting instructions, but for which none are received, and shares of the Account owned by the Company will be voted in the same proportion as the aggregate shares for which voting instructions have been received.

     Proxy material will be provided to each person having a voting interest together with an appropriate form which may be used to give voting instructions to the Company.

     If the Company determines pursuant to applicable law that Account shares held in Separate Account B need not be voted pursuant to instructions received from persons otherwise having the voting interest as provided above, then the Company may vote Account shares held in Separate Account B in its own right.

FEDERAL TAX STATUS

     It should be recognized that the descriptions below of the federal income tax status of amounts received under the contracts are not exhaustive and do not purport to cover all situations. A qualified tax advisor should be consulted for complete information. (For the federal tax status of the Company and Separate Account B, see "Principal Mutual Life Insurance Company Separate Account B".)

A.   Taxes Payable by Owners of Benefits and Annuitants

     The contract offered in connection with this Prospectus is used with retirement programs which receive favorable tax deferred treatment under Federal income tax law and deferred annuity contracts purchased with after tax dollars. Annuity payments or other amounts received under the contract are subject to income tax withholding. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

     Contributions to contracts used to fund Creditor-Exempt and General Creditor Non-Qualified Plans do not enjoy the advantages available to qualified retirement plans, but Contributions invested in contracts used to Fund Creditor-Exempt Non-qualified Retirement Plans may receive tax-deferred treatment of the earnings, until distributed from the contract as retirement benefits.

     1. Tax-Deferred Annuity Plans-- (Section 403(b) Annuities for Employees of Certain Tax-Exempt Organizations or Public Educational Institutions)

         Contributions. Under section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations, meeting the requirements of section 501(c)(3) of the Code and public educational institutions) to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), section 403(b)(2), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

         An individual's voluntary salary reduction contributions under section 403(b) are generally limited to the lesser of $9,500 or 25 percent of net salary (or 20 percent of gross salary); additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to approximately 25 percent of net salary. In addition, for plan years beginning after December 31, 1988, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

         Taxation of Distributions. Distributions are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon).

         All distributions from a section 403(b) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code and are subject to 20% income tax withholding. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following
         (1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and (5) distributions not in excess of tax deductible medical expenses.

         Required Distributions. Generally, distributions from section 403(b) Plans must commence no later than April 1 of the calendar year following the calendar year in which the Plan Participant attains age 70 1/2 and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Plan Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if they remain employed after attaining age 70 1/2. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the contract must be distributed within five years or, if distributions to a beneficiary designated under the contract commence within one year of the Plan Participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant's death, distributions must continue at least as rapidly as under the method in effect at the date of death. Amounts accumulated under a contract on December 31, 1986, are not subject to these minimum distributions requirements. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

         Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract, and the IRS has ruled that total or partial amounts transferred between section 403(b) annuity contracts and/or 403(b)(7) custodial accounts may qualify as tax-free exchanges under certain circumstances. In addition, section 403(b) of the Code permits tax-free rollovers of eligible rollover distributions from section 403(b) programs to Individual Retirement Accounts (IRAs) under certain circumstances. If an eligible rollover distribution is taken as a direct rollover to an IRA (or another 403(b) plan) the mandatory 20% income tax withholding does not apply. However, the 20% mandatory withholding requirement does apply to an eligible rollover distribution that is not made as a direct rollover. In addition, such a rollover must be completed within 60 days of receipt of the distribution.

     2.  Public Employee  Deferred  Compensation  Plans--  (Section 457 Unfunded
         Deferred   Compensation   Plans  of  Public  Employers  and  Tax-Exempt
         Organizations)

         Contributions. Under section 457 of the Code, individuals who perform services for a unit of a state or local government may participate in a deferred compensation program. Tax-exempt employers may establish deferred compensation plans under section 457 only for a select group of management or highly compensated employees and/or independent contractors.

         This  type of  program  allows  individuals  to defer  the  receipt  of compensation which would otherwise be presently payable and to therefore defer the payment of Federal income taxes on the amounts. Assuming that the program meets the requirements to be considered a Public Employee Deferred Compensation Plan (an "PEDC Plan"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 331/3% of the individuals includible compensation. (Includible compensation means compensation from the employer which is current includible in gross income for Federal tax purposes.) During the last three years before an individual attains normal retirement age, additional catch-up deferrals are permitted.

         The amounts which are deferred may be used by the employer to purchase the contract offered by this Prospectus. The contract is owned by the employer and, in fact, is subject to the claims of the employer's creditors. The employee has no present rights or vested interest in the contract and is only entitled to payment in accordance with the PEDC Plan provisions.

         Taxation of Distributions. Amounts received by an individual from an PEDC Plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

         Distributions Before Separation from Service. Distributions generally are not permitted under an PEDC Plan prior to separation from service except for unforeseeable emergencies. Emergency distributions are includible in the gross income of the individual in the year in which paid.

         Required Distributions. The minimum distribution requirements for PEDC Plans are generally the same as those for qualified plans and section 403(b) Plans Contracts, except that no amounts are exempted from minimum distribution requirements.

         Tax Free Transfers and Rollovers. Federal income tax law permits the tax free transfer of PEDC Plan amounts to another PEDC Plan, but not to an IRA or other type of plan.

     3.  401(a) Plans

         Contributions. Under Section 401(a) of the Code, payments made by employers to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

         An individual's voluntary salary reduction contributions for a 401(k) plan are generally limited to $10,000 (1998 limit).

         For 401(a) qualified plans, the maximum annual contribution that a member can receive is limited to the lesser of 25% of includible compensation or $30,000.

         Taxation of Distributions. Distributions are restricted. These restrictions require that no distributions of employer contributions or salary deferrals will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death, (4) disability, or (5) for certain 401(a) Plans, hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon). In-service distributions may be permitted under various circumstances in certain plans.

         All distributions from a section 401(a) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, 3) separation from service during or after the year the Plan Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and (5) distributions not in excess of tax deductible medical expenses.

         Required Distributions. Generally, distributions from section 401(a) Plans must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Following the death of the Plan Participant, the distribution requirements are generally the same as those described with respect to 403(b) Plans. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

         Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract. Distributions from a 401(a) Plan may also be transferred to a Rollover IRA.

     4.  Creditor-Exempt Non-Qualified Plans

         Certain employers may establish Creditor-Exempt Non-Qualified Plans. Under such Plans the employer formally funds the Plan either by purchasing an annuity contract or by transferring funds on behalf of Plan Participants to a trust established for the benefit of such Plan Participants with a direction to the trustee to use the funds to purchase an annuity contract. The Trustee is the Contractholder and is considered the nominal owner of the contract. Each Plan Participant as a Trust beneficiary, is an Owner of Benefits under the contract and is treated as the owner for income tax purposes.

         Taxation of Contract Earnings. Since each Plan Participant for income tax purposes is considered the owner of the Investment Account or Accounts which correlate to such Participant, any increase in a Participant's Investment Account Value resulting from the investment performance of the Contract is not taxable to the Plan Participant until received by such Plan Participant.

         Contributions. Payments made by the employer to the Trust on behalf of a Plan Participant are currently includible in the Plan Participant's gross income as additional compensation and, if such payments coupled with the Plan Participant's other compensation is reasonable in amount, such payments are currently deductible as compensation by the Employer.

         Taxation of Distributions. In general, partial redemptions from an Investment Account that are not received by a Plan Participant as an annuity under the contract allocated to post-August 13, 1982 Contributions under a preexisting contract are taxed as ordinary income to the extent of the accumulated income or gain under the contract. Partial redemptions from a contract that are allocated to pre-August 14, 1982 Contributions under a preexisting contract are taxed only after the Plan Participant has received all of the "investment in the contract" (Contributions less any amounts previously received and excluded from gross income).

         In the case of a complete redemption of an Investment Account under the contract (regardless of the date of purchase), the amount received will be taxed as ordinary income to the extent that it exceeds the Plan Participant's investment in the contract.

         If a Plan Participant purchases two or more contracts from the Company (or an affiliated company) within any twelve month period after October 21, 1988, those contracts are treated as a single contract for purposes of measuring the income on a partial redemption or complete surrender.

         When payments are received as an annuity, the Plan Participant's investment in the contract is treated as received ratably over the expected payment period of the annuity and excluded from gross income as a tax-free return of capital. Individuals who commence receiving annuity payments on or after January 1, 1987, can exclude from income only their unrecovered investment in the contract. Where such individuals die before they have recovered their entire investment in the contract on a tax-free basis, are entitled to a deduction of the unrecovered amount on their final tax return.

         In addition to regular income taxes, there is a 10% penalty tax on the taxable portion of a distribution received before the Plan Participant attains age 59 1/2 under the contract, unless the distribution is; (1) made to a Beneficiary on or after death of the Plan Participant, (2) made upon the disability of the Plan Participant; (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Plan Participant or the Plan Participant and Beneficiary; (4) made under an immediate annuity contract, or (5) allocable to Contributions made prior to August 14, 1982.

         Required Distributions. The Internal Revenue Code does not require a Plan Participant under a Creditor-Exempt Non-Qualified Plan to commence receiving distributions at any particular time and does not limit the duration of annuity payments. However, the contract provides the Annuity Commencement Date must be no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the contract must be distributed within five years or, if distributions to a beneficiary designated under the contract commence within one year of the Plan Participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant's death, distributions must continue at least as rapidly as under the method in effect at the date of death.

         Tax-Free Exchanges. Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction, but is reportable to the IRS. Transferring Investment Account Values from this contract to a Companion Contract would fall within the provisions of
         Section 1035 of the Code.

     5.  General Creditor Non-Qualified Plans

         Contributions. Private taxable employers may establish informally funded, General Creditor Non-Qualified Plans for a select group of management or highly compensated employees and/or independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1989, and not subsequently modified, are subject to the rules discussed below.

         Informally funded General Creditor Non-Qualified Plans represent a bare contractual promise on the part of the employer to pay wages at some future time. The contract used to informally fund the employer's obligation is owned by the employer and is subject to the claims of the employer's creditors. The Plan Participant has no present right or vested interest in the contract and is only entitled to payment in accordance with Plan provisions. If the Employer who is the Contractholder, is not a natural person, the contract does not receive tax-deferred treatment afforded other Contractholders under the Internal Revenue Code.

         Taxation of Distributions. Amounts received by an individual from a General Creditor Non-Qualified Plan are includible in the employee's gross income for the taxable year in which such amounts are paid or otherwise made available. Such amounts are deductible by the employer when paid to the individual.

B.   Fund Diversification

     Separate Account investments must be adequately diversified in order for the increase in the value of Creditor-Exempt Non-Qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying Account must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an Account to meet the diversification requirements could result in tax liability to Creditor-Exempt Non-Qualified Contractholders.

     The investment opportunities of the Accounts could conceivably be limited by adhering to the above diversification requirements. This would affect all Contractholders, including those owners of contracts for whom diversification is not a requirement for tax-deferred treatment.

STATE REGULATION

     The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and assets are subject to review or examination by the Commissioner of Insurance of the State of Iowa or his representatives at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

     In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

LEGAL OPINIONS

     Legal matters applicable to the issue and sale of the contracts, including the right of the Company to issue contracts under Iowa Insurance Law, have been passed upon by Gregg Narber, Vice President and General Counsel of the Company.

LEGAL PROCEEDINGS

     There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

REGISTRATION STATEMENT

     This Prospectus omits some information contained in the Statement of Additional Information (or Part B of the Registration Statement) and Part C of the Registration Statement which the Company has filed with the Securities and Exchange Commission. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained upon request, free of charge, by writing or telephoning Princor Financial Services Corporation. You may obtain a copy of Part C of the Registration Statement filed with the Securities and Exchange Commission, Washington, D.C. from the Commission upon payment of the prescribed fees.

INDEPENDENT AUDITORS

     The financial statements of Principal Mutual Life Insurance Company Separate Account B and the consolidated financial statements of The Principal Financial Group(R) (comprised of Principal Mutual Life Insurance Company and its subsidiaries) which are included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear in the Statement of Additional Information.

CONTRACTHOLDERS' INQUIRIES

     Contractholders' inquiries should be directed to Princor Financial Services Corporation, A Member of The Principal Financial Group, Des Moines, Iowa 50392-0200, (515) 247-5711.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

     The table of contents for the Statement of Additional Information is provided below.

                                TABLE OF CONTENTS
                                                                            Page

     Independent Auditors...................................................  3

     Underwriting Commissions...............................................  3

     Calculation of Yield and Total Return..................................  3

     Principal Mutual Life Insurance Company Separate Account B

              Report of Independent Auditors................................  5

              Financial Statements..........................................  6

     The Principal Financial Group(R)

              Report of Independent Auditors................................ 23

              Financial Statements.......................................... 24


     To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

                     Princor Financial Services Corporation
                                   a Member of
                          The Principal Financial Group
                            Des Moines, IA 50392-0200
                            Telephone: 1-800-633-1373

                                     PART B

           PRINCIPAL MUTUAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

             PREMIER VARIABLE (A GROUP VARIABLE ANNUITY CONTRACT FOR

        EMPLOYER- SPONSORED QUALIFIED AND NON-QUALIFIED RETIREMENT PLANS)


                       Statement of Additional Information

                                dated May 1, 1998


         This Statement of Additional Information provides information about Principal Mutual Life Insurance Company Separate Account B Premier Variable - Group Variable Annuity Contracts (the "Contract" or the "Contracts") in addition to the information that is contained in the Contract's Prospectus, dated May 1, 1998.

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:



                     Princor Financial Services Corporation
                                   a Member of
                          The Principal Financial Group
                           Des Moines, Iowa 50392-0200
                            Telephone: 1-800-633-1373

                                TABLE OF CONTENTS

                                                                            Page

Independent Auditors .......................................................  3

Underwriting Commissions....................................................  3

Calculation of Yield and Total Return.......................................  3

Principal Mutual Life Insurance Company Separate Account B

         Report of Independent Auditors.....................................  5

         Financial Statements...............................................  6

The Principal Financial Group(R)

         Report of Independent Auditors..................................... 23

         Financial Statements............................................... 24


INDEPENDENT AUDITORS

Ernst & Young LLP, Des Moines, Iowa, serve as independent auditors for Principal Mutual Life Insurance Company Separate Account B and The Principal Financial Group and perform audit and accounting services for Separate Account B and The Principal Financial Group.

UNDERWRITING COMMISSIONS

Aggregate dollar amount of underwriting commissions paid to and retained by Princor Financial Services Corporation for all Separate Account B contracts:

                Year                    Paid To                    Retained by
                ----                --------------                 -----------
                1997                $11,491,356.06                    $340.24
                1996                $11,090,837.12                 $14,528.47
                1995                 $5,326,848.77                 $26,014.78

CALCULATION OF YIELD AND TOTAL RETURN

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The contract was not offered prior to July 15, 1992. However, the Divisions invest in Accounts of the Principal Variable Contract Fund, Inc. These Accounts correspond to open-end investment companies ("mutual funds") which, effective January 1, 1998, were reorganized into the Accounts of the Principal Variable Contracts Fund, Inc. as follows:

           Old Mutual Fund Name                   New Corresponding Account Name
           --------------------                   ------------------------------
     Principal Balanced Fund, Inc.                 Balanced Account
     Principal Bond Fund, Inc.                     Bond Account
     Principal Capital Accumulation Fund, Inc.     Capital Value Account
     Principal Emerging Growth Fund, Inc.          MidCap Account
     Principal Government Securities Fund, Inc.    Government Securities Account
     Principal Growth Fund, Inc.                   Growth Account
     Principal Money Market Fund, Inc.             Money Market Account
     Principal World Fund, Inc.                    International Account

Some of the Accounts (under their former names) were offered prior to the date that the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this contract had the contract been issued on or after the date the Account in which such Division invests was first offered. The hypothetical performance from the date of inception of the Account in which the Division invests is derived by reducing the actual performance of the underlying Account by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Account's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.

From time to time the Account advertises its Money Market Division's "yield" and "effective yield" for these contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Division refers to the income generated by an investment under the contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects sales load deducted from purchase payments which, if included, would reduce the "yield" and "effective yield." For the period ending December 31, 1997, the 7-day annualized and effective yields were 4.91% and 5.03%, respectively.

From time to time, the Separate Account will advertise the average annual total return of its various divisions for these contracts. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value.

Assuming the contract had been offered as of the dates indicated in the table below, the hypothetical average annual total returns for the periods ending December 31, 1997 are:

                                          One Year    Five Year    Ten Year
                                          --------    ---------    --------

         Balanced Division                 17.43%     12.17%       12.57%
         Bond Division                     10.13%      8.06%        9.25%
         Capital Value Division            27.99%     17.38%       14.84%
         Government Securities Division     9.92%      7.00%        8.99%
         Growth Division                   26.43%     18.56%(1)    18.56%(1)
         International Division            11.77%     12.26%(1)    12.26%(1)
         MidCap Division                   22.24%     17.76%       17.89%
         Money Market Division              4.76%      4.08%        5.25%

(1) Period from May 2, 1994 - December 31, 1997

                         Report of Independent Auditors


Board of Directors and Participants
Principal Mutual Life Insurance Company

We have audited the accompanying statement of net assets of Principal Mutual Life Insurance Company Separate Account B (comprising, respectively, the Aggressive Growth, Asset Allocation, Balanced, Bond, Capital Accumulation [formerly Common Stock], Emerging Growth, Government Securities, Growth, Money Market and World Divisions) as of December 31, 1997, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Principal Mutual Life Insurance Company Separate Account B at December 31, 1997, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
February 6, 1998


                         Principal Mutual Life Insurance
                           Company Separate Account B

                             Statement of Net Assets

                                December 31, 1997




Assets
Investments:
   Aggressive Growth Division:
     Principal Aggressive Growth Fund, Inc.
     - 8,837,189 shares at net asset value of
       $16.29 per share (cost - $130,476,835)                 $   143,957,816
   Asset Allocation Division:
     Principal Asset Allocation Fund, Inc.
     - 4,062,978 shares at net asset value of
       $11.94 per share (cost - $47,157,543)                       48,511,958
   Balanced Division:
     Principal Balanced Fund, Inc.
     - 8,194,665 shares at net asset value
       of $15.51 per share (cost - $119,970,977)                  127,099,255
   Bond Division:
     Principal Bond Fund, Inc.
     - 6,238,528 shares at net asset value of $11.78 per
       share (cost - $72,060,219)                                  73,489,868
   Capital Accumulation Division:
     Principal Capital Accumulation Fund, Inc.
     - 7,779,594 shares at net asset value
       of $34.61 per share (cost - $229,832,981)                  269,251,746
   Emerging Growth Division:
     Principal Emerging Growth Fund, Inc.
     - 5,753,822 shares at net
       asset value of $35.47 per share (cost - $160,618,242)      204,088,063
   Government Securities Division:
     Principal Government Securities Fund, Inc.
     - 8,661,755 shares at net
       asset value of $10.72 per share (cost - $90,494,835)        92,854,016
   Growth Division:
     Principal Growth Fund, Inc.
     - 9,634,743 shares at net asset value of $17.21 per
       share (cost - $127,634,315)                                165,813,925
   Money Market Division:
     Principal Money Market Fund, Inc.
     - 41,680,409 shares at net asset value (cost)
       of $1.00 per share                                          41,680,409
   World Division:
     Principal World Fund, Inc.
     - 8,736,413 shares at net asset value of $13.90 per
       share (cost - $108,352,082)                                121,436,154
                                                              ==================
Net assets                                                     $1,288,183,210
                                                              ==================


                         Principal Mutual Life Insurance
                           Company Separate Account B

                       Statement of Net Assets (continued)


                                                              Unit
                                               Units         Value
                                           ---------------------------
                                           ---------------------------
Net assets are represented by:
   Aggressive Growth Division:
     Contracts in accumulation period:
       The Principal Variable Annuity          6,076,848     $23.69   $   143,957,816

   Asset Allocation Division:
     Contracts in accumulation period:
       The Principal Variable Annuity          3,134,106      15.48        48,511,958

   Balanced Division:
     Contracts in accumulation period:
       Personal Variable                       1,774,584       1.59         2,825,449
       Premier Variable                       10,616,578       1.60        17,024,170
       The Principal Variable Annuity          6,717,196      15.97       107,249,636
                                                                      -----------------
                                                                      -----------------
                                                                          127,099,255
   Bond Division:
     Contracts in accumulation period:
       Personal Variable                         487,134       1.37           669,514
       Premier Variable                        4,008,632       1.38         5,548,762
       The Principal Variable Annuity          5,017,212      13.41        67,271,592
                                                                      -----------------
                                                                      -----------------
                                                                           73,489,868
   Capital Accumulation Division:
     Currently payable annuity contracts:
       Bankers Flexible Annuity                    4,940      27.86           137,623
       Pension Builder Plus - Rollover IRA        58,464       5.79           338,216
     Contracts in accumulation period:
       Bankers Flexible Annuity                  253,763      27.86         7,072,314
       Pension Builder Plus                    1,623,560       5.25         8,527,296
       Pension Builder Plus - Rollover IRA       337,900       5.79         1,957,469
       Personal Variable                       3,443,348       2.35         8,089,748
       Premier Variable                       21,339,196       2.38        50,737,614
       The Principal Variable Annuity          9,319,979      20.64       192,391,466
                                                                      -----------------
                                                                      -----------------
                                                                          269,251,746
   Emerging Growth Division:
     Contracts in accumulation period:
       Personal Variable                       1,477,705       1.87         2,756,807
       Premier Variable                        9,535,648       1.88        17,916,711
       The Principal Variable Annuity          9,820,491      18.68       183,414,545
                                                                      -----------------
                                                                      -----------------
                                                                          204,088,063


                         Principal Mutual Life Insurance
                           Company Separate Account B

                       Statement of Net Assets (continued)


                                                              Unit
                                               Units         Value
                                              ------------------------
Net assets are represented by (continued):
   Government Securities Division:
     Contracts in accumulation period:
       Pension Builder Plus                      630,389    $  2.04   $     1,285,125
       Pension Builder Plus - Rollover IRA       191,639       2.15           412,091
       Personal Variable                       1,815,860       1.41         2,568,214
       Premier Variable                        7,686,485       1.43        11,002,038
       The Principal Variable Annuity          5,945,573      13.05        77,586,548
                                                                      ---------------
                                                                      ---------------
                                                                           92,854,016
   Growth Division:
     Contracts in accumulation period:
       Personal Variable                       1,575,071       1.76         2,776,351
       Premier Variable                       11,441,482       1.78        20,311,716
       The Principal Variable Annuity          7,898,308      18.07       142,725,858
                                                                      ---------------
                                                                      ---------------
                                                                          165,813,925
   Money Market Division:
     Contracts in accumulation period:
       Pension Builder Plus                      419,049       1.89           791,079
       Pension Builder Plus - Rollover IRA        15,736       1.97            30,919
       Personal Variable                       1,056,335       1.22         1,288,642
       Premier Variable                        6,514,874       1.24         8,043,427
       The Principal Variable Annuity          2,752,166      11.46        31,526,342
                                                                      ---------------
                                                                      ---------------
                                                                           41,680,409
   World Division:
     Contracts in accumulation period:
       Personal Variable                       1,014,143       1.51         1,528,673
       Premier Variable                        7,683,950       1.52        11,665,158
       The Principal Variable Annuity          7,315,787      14.80       108,242,323
                                                                      ---------------
                                                                      ---------------
                                                                          121,436,154
                                                                      ===============
Net assets                                                             $1,288,183,210
                                                                      ===============

See accompanying notes.


                         Principal Mutual Life Insurance
                           Company Separate Account B

                             Statement of Operations

                          Year ended December 31, 1997

                                                               Aggressive        Asset
                                                                 Growth        Allocation       Balanced
                                                 Combined       Division        Division        Division
                                             ----------------------------------------------------------------
                                             ----------------------------------------------------------------
Investment income
Income:
   Dividends                                   $  26,459,170  $     312,225    $1,077,121     $  3,376,218
   Capital gains distributions                    56,985,223     18,029,173     4,384,438        7,773,294
                                             ----------------------------------------------------------------
                                             ----------------------------------------------------------------
                                                  83,444,393     18,341,398     5,461,559       11,149,512
Expenses:
   Mortality and expense risks                    11,823,513      1,304,906       483,755        1,111,972
   Administration charges                            428,566         70,552         5,431           23,650
   Contingent sales charges                          910,028         90,527        33,143           70,179
                                             ----------------------------------------------------------------
                                             ----------------------------------------------------------------
                                                  13,162,107      1,465,985       522,329        1,205,801
                                             ----------------------------------------------------------------
                                             ----------------------------------------------------------------
Net investment income                             70,282,286     16,875,413     4,939,230        9,943,711

Realized and unrealized gains on investments
Net realized gains on investments                  5,671,902        464,006        63,749          453,888
Change in net unrealized appreciation/
   depreciation of investments                   102,587,382      9,210,372       744,626        4,610,751
                                             ----------------------------------------------------------------
                                             ================================================================
Net increase in net assets resulting from
   operations                                  $ 178,541,570  $  26,549,791    $5,747,605     $ 15,008,350
                                             ================================================================



See accompanying notes.




                    Capital        Emerging      Government
      Bond       Accumulation       Growth       Securities        Growth      Money Market        World
    Division       Division        Division       Division        Division       Division         Division
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------


   $4,339,765     $  4,842,536   $  1,294,027    $5,339,599      $  1,759,897  $2,092,152       $2,025,630
            -       18,095,200      4,080,946           994           992,232           -        3,628,946
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
    4,339,765       22,937,736      5,374,973     5,340,593         2,752,129   2,092,152        5,654,576

      711,411        2,217,279      1,927,784       951,497         1,503,368     439,153        1,172,388
       10,673          148,936         65,058        30,496            32,657      15,637           25,476
       49,219          157,869        148,402        79,876           103,766      92,239           84,808
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
      771,303        2,524,084      2,141,244     1,061,869         1,639,791     547,029        1,282,672
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
    3,568,462       20,413,652      3,233,729     4,278,724         1,112,338   1,545,123        4,371,904



      110,974        2,848,843        507,365       274,681           452,453           -          495,943

    1,830,541       27,562,078     26,108,957     2,797,737        27,128,828           -        2,593,492
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

   $5,509,977     $ 50,824,573   $ 29,850,051    $7,351,142      $ 28,693,619  $1,545,123       $7,461,339
============================================================================================================


                         Principal Mutual Life Insurance
                           Company Separate Account B

                       Statements of Changes in Net Assets



                                                                    Aggressive        Asset
                                                                      Growth       Allocation        Balanced
                                                     Combined        Division       Division         Division
                                                  ----------------------------------------------------------------

Net assets at January 1, 1996                       $ 346,611,319   $19,198,047    $10,841,100     $21,263,022

Increase (decrease) in net assets
Operations:
   Net investment income                               42,965,843     6,438,884      2,095,725       5,153,250
   Net realized gains on investments                   11,061,913     1,143,445        188,720          98,838
   Change in net unrealized appreciation/
     depreciation of investments                       32,048,646     3,397,775        206,378       1,366,906
                                                  ----------------------------------------------------------------
                                                  ----------------------------------------------------------------
Net increase in net assets resulting from
   operations                                          86,076,402    10,980,104      2,490,823       6,618,994
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes        694,702,137    55,392,385     19,059,581      52,586,838
   Contract terminations                              (66,787,528)   (1,366,444)    (1,010,182)     (1,643,846)
   Death benefit payments                                (668,045)       (2,653)             -        (126,235)
   Flexible withdrawal option payments                 (3,510,262)     (159,580)      (189,515)       (377,428)
   Transfer payments to other contracts              (250,275,882)  (11,214,670)    (1,169,128)     (2,842,813)
   Annuity payments                                       (50,538)            -              -               -
                                                  ----------------------------------------------------------------
                                                  ----------------------------------------------------------------
Increase in net assets from principal
   transactions                                       373,409,882    42,649,038     16,690,756      47,596,516
                                                  ----------------------------------------------------------------
                                                  ----------------------------------------------------------------
Total increase                                        459,486,284    53,629,142     19,181,579      54,215,510
                                                  ----------------------------------------------------------------
                                                  ================================================================
Net assets at December 31, 1996                     $ 806,097,603   $72,827,189    $30,022,679     $75,478,532
                                                  ================================================================

See accompanying notes.


                    Capital         Emerging       Government                         Money
       Bond      Accumulation        Growth        Securities        Growth          Market          World
      Divison      Division         Divison         Division        Division        Division       Division
----------------------------------------------------------------------------------------------------------------

   $18,628,633     $103,657,763   $  42,184,948     $45,442,936    $37,903,233    $  22,309,488   $25,182,149



     2,403,702       18,674,002       1,752,277       3,505,098        499,338        1,183,113     1,260,454
        84,385        7,614,291       1,000,612         266,471        216,275                -       448,876

      (906,639)       1,107,485      12,364,939      (1,358,430)     7,137,078                -     8,733,154
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

     1,581,448       27,395,778      15,117,828       2,413,139      7,852,691        1,183,113    10,442,484


    38,496,000       82,813,992      73,546,898      53,225,139     59,193,247      219,306,074    41,081,983
    (1,339,557)     (38,943,389)     (2,654,193)    (10,402,344)    (3,020,145)      (4,638,362)   (1,769,066)
      (137,325)         (44,752)        (23,654)        (97,177)       (49,795)        (155,982)      (30,472)
      (515,754)        (358,969)       (309,539)       (698,302)      (305,373)        (433,930)     (161,872)
    (5,556,718)     (10,263,824)     (5,574,745)     (9,462,239)    (3,143,472)    (196,832,039)   (4,216,234)
             -          (50,538)              -               -              -                -             -
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

    30,946,646       33,152,520      64,984,767      32,565,077     52,674,462       17,245,761    34,904,339
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    32,528,094       60,548,298      80,102,595      34,978,216     60,527,153       18,428,874    45,346,823
----------------------------------------------------------------------------------------------------------------
================================================================================================================
   $51,156,727     $164,206,061    $122,287,543     $80,421,152    $98,430,386    $  40,738,362   $70,528,972
================================================================================================================



                         Principal Mutual Life Insurance
                           Company Separate Account B

                 Statements of Changes in Net Assets (continued)





                                                                       Aggressive         Asset
                                                                    Growth Division    Allocation        Balanced
                                                      Combined                          Division         Division
                                                  --------------------------------------------------------------------

Net assets at January 1, 1997                      $   806,097,603    $  72,827,189    $30,022,679     $  75,478,532

Increase (decrease) in net assets
Operations:
   Net investment income                                70,282,286       16,875,413      4,939,230         9,943,711
   Net realized gains on investments                     5,671,902          464,006         63,749           453,888
   Change in net unrealized appreciation/
     depreciation of investments                       102,587,382        9,210,372        744,626         4,610,751
                                                  --------------------------------------------------------------------
                                                  --------------------------------------------------------------------
Net increase in net assets resulting from
   operations                                          178,541,570       26,549,791      5,747,605        15,008,350
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes         627,937,841       59,917,348     16,705,667        53,714,866
   Contract terminations                               (55,874,169)      (3,178,242)    (1,163,611)       (4,281,984)
   Death benefit payments                               (4,316,597)        (405,803)       (51,804)         (958,828)
   Flexible withdrawal option payments                  (7,524,649)        (555,143)      (424,697)       (1,011,471)
   Transfer payments to other contracts               (256,636,172)     (11,197,324)    (2,323,881)      (10,850,210)
   Annuity payments                                        (42,217)               -              -                 -
                                                  --------------------------------------------------------------------
                                                  --------------------------------------------------------------------
Increase (decrease) in net assets from principal
   transactions                                        303,544,037       44,580,836     12,741,674        36,612,373
                                                  --------------------------------------------------------------------
                                                  --------------------------------------------------------------------
Total increase                                         482,085,607       71,130,627     18,489,279        51,620,723
                                                  --------------------------------------------------------------------
                                                  ====================================================================
Net assets at December 31, 1997                    $ 1,288,183,210    $ 143,957,816    $48,511,958     $ 127,099,255
                                                  ====================================================================

See accompanying notes.


                    Capital         Emerging       Government                          Money
       Bond      Accumulation        Growth        Securities        Growth           Market           World
     Division      Division         Division        Division        Division         Division         Division
------------------------------------------------------------------------------------------------------------------

   $51,156,727     $164,206,061    $122,287,543     $80,421,152  $  98,430,386      $  40,738,362  $  70,528,972



     3,568,462       20,413,652       3,233,729       4,278,724      1,112,338          1,545,123      4,371,904
       110,974        2,848,843         507,365         274,681        452,453                  -        495,943

     1,830,541       27,562,078      26,108,957       2,797,737     27,128,828                  -      2,593,492
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

     5,509,977       50,824,573      29,850,051       7,351,142     28,693,619          1,545,123      7,461,339


    29,283,340       88,457,676      71,186,197      25,613,735     53,502,269        172,161,862     57,394,881
    (2,130,683)     (18,056,258)     (6,477,064)     (5,656,444)    (4,866,079)        (6,125,231)    (3,938,573)
      (265,662)        (501,663)       (451,603)       (615,089)      (543,121)          (189,873)      (333,151)
      (880,841)        (965,075)       (790,604)     (1,128,199)      (731,944)          (598,084)      (438,591)
    (9,182,990)     (14,671,351)    (11,516,457)    (13,132,281)    (8,671,205)      (165,851,750)    (9,238,723)
             -          (42,217)              -               -              -                  -              -
------------------------------------------------------------------------------------------------------------------

    16,823,164       54,221,112      51,950,469       5,081,722     38,689,920           (603,076)    43,445,843
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
    22,333,141      105,045,685      81,800,520      12,432,864     67,383,539            942,047     50,907,182
------------------------------------------------------------------------------------------------------------------
==================================================================================================================
   $73,489,868     $269,251,746    $204,088,063     $92,854,016   $165,813,925      $  41,680,409   $121,436,154
==================================================================================================================

                         Principal Mutual Life Insurance
                           Company Separate Account B

                          Notes to Financial Statements

                                December 31, 1997

1. Investment and Accounting Policies

Principal Mutual Life Insurance Company Separate Account B (Separate Account B) is a segregated investment account of Principal Mutual Life Insurance Company (Principal Mutual) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, Separate Account B invests solely in shares of Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal Money Market Fund, Inc., and Principal World Fund, Inc., diversified open-end management investment companies organized by Principal Mutual. Investments are stated at the closing net asset values per share on December 31, 1997.

The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.

After December 31, 1996, Principal Mutual no longer accepted contributions for Pension Builder Plus contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. In addition, Principal Mutual no longer accepts contributions for Bankers Flexible Annuity contracts.

Use of Estimates in the Preparation of Financial Statements

The preparation of Separate Account B's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

2. Expenses

Principal Mutual is compensated for the following expenses:

Bankers Flexible Annuity Contracts - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant's account is deducted as compensation for administrative expenses. The mortality and expense risk and annual administration charges amounted to $32,396 and $1,078, respectively, during the year ended December 31, 1997.

Pension Builder Plus and Pension Builder Plus - Rollover IRA Contracts - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of 1.4965% (1.0001% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7% may be deducted from withdrawals made during the first 10 years of a contract, except for death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant's investment account values and the number of participants under the retirement plan and their participant investment account value. The charges for mortality and expense risks, contingent sales, and annual administration amounted to $202,742, $28,880, and $80,841, respectively, during the year ended December 31, 1997.

Personal Variable Contracts - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of 0.64% of the asset value of each contract. A contingent sales charge of up to 5% may be deducted from withdrawals from an investment account during the first seven years from the date the first contribution which relates to such participant is accepted by Principal Mutual. This charge does not apply to withdrawals made from investment accounts which correlate to a plan participant as a result of the plan participant's death or permanent disability. An annual administration charge of $31 for each participant's account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis. The charges for mortality and expense risks, contingent sales and annual administration amounted to $116,668, $43,044, and $41,157, respectively, during the year ended December 31, 1997.

Premier Variable Contracts - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of 0.42% of the asset value of each contract. An annual administration charge of $300 for each contract account plus .35% of the annual average balance of investment account values under the contract will be billed or deducted on a quarterly basis. The charges for mortality expense risks and annual administration amounted to $491,751 and $12,365, respectively, during the year ended December 31, 1997. There were no contingent sales charges provided for in these contracts.

The Principal Variable Annuity - Mortality and expense risks assumed by Principal Mutual are compensated for by a charge equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lessor of two percent of the accumulated value or $30 is deducted at the end of the contract year. Principal Mutual reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. The mortality expense risks, contingent sales, and annual administration amounted to $10,979,956, $838,104, and $293,125, respectively, during the year ended December 31, 1997.

3. Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Mutual. Under current practice, no federal income taxes are allocated by Principal Mutual to the operations of Separate Account B.

4. Purchases and Sales of Investment Securities

The aggregate units and cost of purchases and proceeds from sales of investments were as follows:

                                                             Year ended December 31, 1997
                                         ----------------------------------------------------------------------
                                                Units            Amount             Units           Amount
                                              Purchased         Purchased         Redeemed         Redeemed
                                         ----------------------------------------------------------------------
                                         ----------------------------------------------------------------------
Aggressive Growth Division:
  The Principal Variable Annuity              2,866,842       $  78,258,746        760,825      $  16,802,497

Asset Allocation Division:
  The Principal Variable Annuity              1,151,186          22,167,226        281,079          4,486,322

Balanced Division:
  Personal Variable                           1,121,294           1,881,609        362,119            541,564
  Premier Variable                            6,824,153          11,562,751      3,674,287          5,395,069
  The Principal Variable Annuity              2,815,600          51,420,018        759,885         12,371,661
                                         ----------------------------------------------------------------------
                                         ----------------------------------------------------------------------
                                             10,761,047          64,864,378      4,796,291         18,308,294
Bond Division:
  Personal Variable                             345,135             485,073        132,143            174,058
  Premier Variable                            2,547,619           3,651,845      1,151,236          1,516,914
  The Principal Variable Annuity              2,004,124          29,486,187        858,968         11,540,507
                                         ----------------------------------------------------------------------
                                         ----------------------------------------------------------------------
                                              4,896,878          33,623,105      2,142,347         13,231,479
Capital Accumulation Division:
  Bankers Flexible Annuity                            -             683,529         29,544            773,974
  Pension Builder Plus                           68,140           1,235,130      1,982,927          8,819,318
  Pension Builder Plus - Rollover IRA             1,995             221,006        181,779            925,026
  Personal Variable                           1,387,651           3,539,847        858,885          1,776,616
  Premier Variable                            8,035,489          21,108,357      4,658,141          9,954,051
  The Principal Variable Annuity              3,744,285          84,607,543        691,613         14,511,663
                                         ----------------------------------------------------------------------
                                         ----------------------------------------------------------------------
                                             13,237,560         111,395,412      8,402,889         36,760,648
Emerging Growth Division:
  Personal Variable                             979,972           1,752,787        332,091            581,993
  Premier Variable                            6,044,928          10,752,356      2,231,491          3,852,324
  The Principal Variable Annuity              3,406,355          64,056,027        870,634         16,942,655
                                         ----------------------------------------------------------------------
                                         ----------------------------------------------------------------------
                                             10,431,255          76,561,170      3,434,216         21,376,972

Government Securities Division:
  Pension Builder Plus                           23,169       $     118,925        570,707      $   1,099,325
  Pension Builder Plus - Rollover IRA
                                                    617              24,244        208,339            426,973
  Personal Variable                             633,713             990,854        754,202          1,021,076
  Premier Variable                            2,966,089           4,655,507      2,792,797          3,804,557
  The Principal Variable Annuity              1,669,224          25,164,798      1,166,357         15,241,951
                                        ----------------------------------------------------------------------
                                        ----------------------------------------------------------------------
                                              5,292,812          30,954,328      5,492,402         21,593,882
Growth Division:
  Personal Variable                           1,072,567           1,734,898        311,356            500,397
  Premier Variable                            7,226,323          11,858,111      2,587,048          4,197,408
  The Principal Variable Annuity              2,442,934          42,661,389        633,196         11,754,335
                                        ----------------------------------------------------------------------
                                        ----------------------------------------------------------------------
                                             10,741,824          56,254,398      3,531,600         16,452,140
Money Market Division:
  Pension Builder Plus                          285,405             558,229        456,641            845,039
  Pension Builder Plus - Rollover IRA
                                                  2,628               7,254         13,813             27,122
  Personal Variable                           6,785,344           8,146,664      6,570,220          7,839,434
  Premier Variable                           32,145,080          39,119,749     31,009,540         37,413,932
  The Principal Variable Annuity             11,093,609         126,422,118     11,270,301        127,186,440
                                        ----------------------------------------------------------------------
                                        ----------------------------------------------------------------------
                                             50,312,066         174,254,014     49,320,515        173,311,967
World Division:
  Personal Variable                             759,933           1,208,340        233,106            354,907
  Premier Variable                            5,217,093           8,423,719      1,831,269          2,787,221
  The Principal Variable Annuity              3,256,925          53,417,398        738,451         12,089,582
                                        ----------------------------------------------------------------------
                                        ----------------------------------------------------------------------
                                              9,233,951          63,049,457      2,802,826         15,231,710
                                        ----------------------------------------------------------------------
                                        ======================================================================
                                            118,925,421        $711,382,234     80,964,990      $ 337,555,911
                                        ======================================================================


                         Principal Mutual Life Insurance
                           Company Separate Account B

                    Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

                                                                Year ended December 31, 1996
                                            ----------------------------------------------------------------------
                                                 Units            Amount            Units            Amount
                                               Purchased         Purchased        Redeemed          Redeemed
                                            ----------------------------------------------------------------------
                                            ----------------------------------------------------------------------
   Aggressive Growth Division:
     The Principal Variable Annuity              3,416,591       $  62,452,075        769,423      $  13,364,153

   Asset Allocation Division:
     The Principal Variable Annuity              1,544,152          21,444,448        191,810          2,657,967

   Balanced Division:
     Personal Variable                             900,014           1,242,103        211,977            272,089
     Premier Variable                            5,270,554           7,416,331      1,120,817          1,444,677
     The Principal Variable Annuity              3,548,083          49,664,576        259,759          3,856,478
                                            ----------------------------------------------------------------------
                                            ----------------------------------------------------------------------
                                                 9,718,651          58,323,010      1,592,553          5,573,244
   Bond Division:
     Personal Variable                             285,136             369,062        112,030            138,062
     Premier Variable                            1,952,308           2,549,386        547,808            675,630
     The Principal Variable Annuity              3,045,208          38,461,117        574,453          7,215,525
                                            ----------------------------------------------------------------------
                                            ----------------------------------------------------------------------
                                                 5,282,652          41,379,565      1,234,291          8,029,217
   Common Stock Division:
     Bankers Flexible Annuity                       11,898             852,606         58,526            965,050
     Pension Builder Plus                          613,448           4,544,826      7,042,406         27,014,157
     Pension Builder Plus - Rollover IRA            34,576             622,428      1,641,455          6,423,138
     Personal Variable                           1,293,441           2,795,547        715,206          1,184,726
     Premier Variable                            6,804,423          15,405,949      3,666,783          6,140,022
     The Principal Variable Annuity              4,618,190          79,100,172        582,660          9,767,913
                                            ----------------------------------------------------------------------
                                            ----------------------------------------------------------------------
                                                13,375,976         103,321,528     13,707,036         51,495,006
   Emerging Growth Division:
     Personal Variable                             716,271           1,017,826        174,386            241,556
     Premier Variable                            4,583,657           6,499,991        757,309          1,081,357
     The Principal Variable Annuity              4,746,934          68,839,812        521,488          8,297,672
                                            ----------------------------------------------------------------------
                                            ----------------------------------------------------------------------
                                                10,046,862          76,357,629      1,453,183          9,620,585

   Government Securities Division:
     Pension Builder Plus                          224,490     $       525,632      2,784,796      $   5,186,539
     Pension Builder Plus - Rollover IRA
                                                     1,918              49,120      1,374,538          2,618,548
     Personal Variable                             723,523           1,041,512        676,962            867,506
     Premier Variable                            3,069,889           4,387,401      2,715,719          3,448,465
     The Principal Variable Annuity              4,181,060          51,598,893        761,477          9,411,325
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                                 8,200,880          57,602,558      8,313,492         21,532,383
   Growth Division:
     Personal Variable                             713,466             950,832        177,314            234,080
     Premier Variable                            5,218,991           6,959,663      1,276,677          1,711,826
     The Principal Variable Annuity              3,810,008          52,649,457        340,777          5,440,246
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                                 9,742,465          60,559,952      1,794,768          7,386,152
   Money Market Division:
     Pension Builder Plus                          172,768             392,894        909,680          1,654,451
     Pension Builder Plus - Rollover IRA                35              13,779        412,615            760,905
     Personal Variable                           3,693,865           4,468,236      3,995,717          4,765,060
     Premier Variable                           31,816,273          36,988,147     29,395,716         33,985,887
     The Principal Variable Annuity             16,446,056         179,091,511     14,887,402        161,359,390
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                                52,128,997         220,954,567     49,601,130        202,525,693
   World Division:
     Personal Variable                             423,219             522,642         95,601            114,884
     Premier Variable                            3,372,385           4,182,033        746,605            929,782
     The Principal Variable Annuity              3,081,130          38,224,953        429,786          5,720,169
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                                 6,876,734          42,929,628      1,271,992          6,764,835
                                           ----------------------------------------------------------------------
                                           ======================================================================
                                               120,333,960        $745,324,960     79,929,678      $ 328,949,235
                                           ======================================================================

Purchases include reinvested dividends and capital gains. Mortality adjustments are included in purchases and redemptions, as applicable.

Money Market purchases include transactions where investment allocations are not known at the time of the deposit. Redemptions reflect subsequent allocations to directed investment divisions.

5. Net Assets

Net assets at December 31, 1997 consisted of the following:

                                                                                   Accumulated       Net
                                                                                      Net         Unrealized
                                                                     Unit          Investment    Appreciation
                                               Combined          Transactions        Income     of Investments
                                           ----------------------------------------------------------------------
   Aggressive Growth Division:
     The Principal Variable Annuity         $   143,957,816   $   108,890,994     $21,585,841   $  13,480,981

   Asset Allocation Division:
     The Principal Variable Annuity              48,511,958        40,247,801       6,909,742       1,354,415

   Balanced Division:
     Personal Variable                            2,825,449         2,519,909         187,228         118,312
     Premier Variable                            17,024,170        15,053,670       1,082,488         888,012
     The Principal Variable Annuity             107,249,636        89,193,848      11,933,834       6,121,954
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                                127,099,255       106,767,427      13,203,550       7,128,278
   Bond Division:
     Personal Variable                              669,514           640,323          26,316           2,875
     Premier Variable                             5,548,762         5,227,610         243,569          77,583
     The Principal Variable Annuity              67,271,592        60,752,616       5,160,785       1,349,191
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                                 73,489,868        66,620,549       5,439,670       1,429,649
   Capital Accumulation Division:
     Bankers Flexible Annuity                     7,209,937         4,264,632         591,008       2,354,297
     Pension Builder Plus                         8,527,296         6,093,197         338,019       2,096,080
     Pension Builder Plus - Rollover IRA          2,295,685         1,572,298         146,933         576,454
     Personal Variable                            8,089,748         6,277,077         519,933       1,292,738
     Premier Variable                            50,737,614        38,321,310       3,492,172       8,924,132
     The Principal Variable Annuity             192,391,466       143,480,187      24,736,215      24,175,064
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                                269,251,746       200,008,701      29,824,280      39,418,765
   Emerging Growth Division:
     Personal Variable                            2,756,807         2,291,146          40,448         425,213
     Premier Variable                            17,916,711        14,378,199         326,697       3,211,815
     The Principal Variable Annuity             183,414,545       138,974,347       4,607,405      39,832,793
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                                204,088,063       155,643,692       4,974,550      43,469,821
   Government Securities Division:
     Pension Builder Plus                         1,285,125         1,213,588          22,100          49,437
     Pension Builder Plus - Rollover IRA            412,091           392,360           7,875          11,856
     Personal Variable                            2,568,214         2,429,363          85,654          53,197
     Premier Variable                            11,002,038        10,292,437         440,378         269,223
     The Principal Variable Annuity              77,586,548        69,356,911       6,254,169       1,975,468
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                                 92,854,016        83,684,659       6,810,176       2,359,181

   Growth Division:
     Personal Variable                      $     2,776,351   $                   $    20,876   $     469,224
                                                                    2,286,251
     Premier Variable                            20,311,716        16,189,532         218,455       3,903,729
     The Principal Variable Annuity             142,725,858       107,312,599       1,606,602      33,806,657
                                           ----------------------------------------------------------------------
                                                165,813,925       125,788,382       1,845,933      38,179,610
   Money Market Division:
     Pension Builder Plus                           791,079           784,580           6,499             -
     Pension Builder Plus - Rollover IRA             30,919            30,241             678             -
     Personal Variable                            1,288,642         1,282,189           6,453             -
     Premier Variable                             8,043,427         7,979,328          64,099             -
     The Principal Variable Annuity              31,526,342        31,250,687         275,655             -
                                           -------------------------------------------------------------------
                                           -------------------------------------------------------------------
                                                 41,680,409        41,327,025         353,384             -
   World Division:
     Personal Variable                            1,528,673         1,402,339          47,855          78,479
     Premier Variable                            11,665,158        10,404,975         403,057         857,126
     The Principal Variable Annuity             108,242,323        91,434,654       4,659,202      12,148,467
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                                121,436,154       103,241,968       5,110,114      13,084,072
                                           ----------------------------------------------------------------------
                                           ======================================================================
                                            $1,288,183,210     $1,032,221,198     $96,057,240   $ 159,904,772
                                           ======================================================================

6. Year 2000 Issues (Unaudited)

Like other investment funds, financial and business organizations and individuals around the world, Separate Account B could be adversely affected if the computer systems used by Principal Mutual and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. In 1996, Principal Mutual completed its assessment of the Year 2000 impact on its systems, procedures, customers and business processes. At December 31, 1997, management estimates that approximately 95% of the identified modifications have been completed for its Year 2000 project. System testing, using an isolated test environment, will begin early in 1998. Ultimate project completion is targeted for early 1999, which is prior to any anticipated impact on Principal Mutual operations.

The date on which Principal Mutual believes it will complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events. Principal Mutual also recognizes there are outside influences and dependencies relative to its Year 2000 effort, over which it has little or no control. However, Principal Mutual is putting effort into ensuring these considerations will have minimal impact. These would include the continued availability of certain resources, third-party modification plans and many other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ from those anticipated.

                         Report of Independent Auditors







The Board of Directors
Principal Mutual Life Insurance Company

We have audited the accompanying consolidated statements of financial position of The Principal Financial Group(R) (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Principal Financial Group(R) at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
January 30, 1998

                        The Principal Financial Group(R)

                      Consolidated Statements of Operations




                                                                         Year ended December 31
                                                                    1997          1996          1995
                                                                ------------------------------------------
                                                                              (In Millions)
Revenue
Premiums and annuity and other considerations                       $4,668        $5,121        $5,243
Policy and contract charges                                            658           555           491
Net investment income                                                2,922         2,869         2,741
Net realized capital gains                                             219           436           122
Commissions and other income                                           199           150           143
                                                                ------------------------------------------
Total revenue                                                        8,666         9,131         8,740

Expenses
Benefits, claims and settlement expenses                             5,632         6,087         6,142
Dividends to policyowners                                              299           299           307
Operating expenses                                                   2,040         1,915         1,740
                                                                ------------------------------------------
                                                                ------------------------------------------
Total expenses                                                       7,971         8,301         8,189
                                                                ------------------------------------------

Income before income taxes                                             695           830           551

Income taxes                                                           241           304           207
                                                                ------------------------------------------
                                                                ==========================================
Net income                                                         $   454       $   526       $   344
                                                                ==========================================



See accompanying notes.

                        The Principal Financial Group(R)

                  Consolidated Statements of Financial Position




                                                                                        December 31
                                                                                     1997         1996
                                                                                 ---------------------------
                                                                                 ---------------------------
                                                                                       (In Millions)

Assets
Debt securities, available-for-sale                                                 $21,546      $21,974
Equity securities, available-for-sale                                                 1,273        1,023
Mortgage loans                                                                       13,286       12,409
Real estate                                                                           2,632        2,474
Policy loans                                                                            749          736
Other investments                                                                       130          102
Cash and cash equivalents                                                               546          271
Accrued investment income                                                               457          464
Deferred acquisition costs                                                            1,057        1,058
Property held for Company use                                                           232          222
Separate account assets                                                              23,627       17,218
Other assets                                                                          1,519        1,191
                                                                                 ---------------------------
                                                                                 ===========================
Total assets                                                                        $67,054      $59,142
                                                                                 ===========================
                                                                                 ===========================

Liabilities
Contractholder funds                                                                $23,179      $23,194
Future policy benefits and claims                                                    11,239       10,575
Other policyowner funds                                                                 314          454
Policyowner dividends payable                                                           444          447
Debt                                                                                    459          399
Income taxes currently payable                                                          298          283
Deferred income taxes                                                                   803          623
Separate account liabilities                                                         23,560       17,166
Other liabilities                                                                     1,474        1,347
                                                                                 ---------------------------
                                                                                 ---------------------------
Total liabilities                                                                    61,770       54,488

Equity
Surplus                                                                               4,257        3,803
Net unrealized gains on available-for-sale securities                                 1,038          860
Foreign currency translation adjustment, net                                            (11)          (9)
                                                                                 ---------------------------
                                                                                 ---------------------------
Total equity                                                                          5,284        4,654
                                                                                 ---------------------------
                                                                                 ===========================
Total liabilities and equity                                                        $67,054      $59,142
                                                                                 ===========================



See accompanying notes.

                        The Principal Financial Group(R)

                        Consolidated Statements of Equity

                                                                Net Unrealized    Foreign Currency
                                                                   Gains on         Translation
                                                              Available-for-Sale  Adjustment, net   Total Equity
                                                    Surplus       Securities
                                                  ---------------------------------------------------------------
                                                                          (In Millions)

   Balances at January 1, 1995                      $2,933         $     48             $  (6)         $2,975

   Net income                                          344                -                 -             344
   Increase in unrealized appreciation on debt
     securities, available-for-sale                      -            1,834                 -           1,834
   Increase in unrealized appreciation on equity
     securities, available-for-sale                      -              411                 -             411
   Adjustments for assumed changes in
     amortization patterns:
     Deferred acquisition costs                          -             (315)                -            (315)
     Unearned revenue reserves                           -               52                 -              52
   Provision for deferred income taxes                   -             (694)                -            (694)
   Change in foreign currency translation
     adjustment, net                                     -                -                (1)             (1)
                                                  ---------------------------------------------------------------
   Balances at December 31, 1995                     3,277            1,336                (7)          4,606

   Net income                                          526                -                 -             526
   Decrease in unrealized appreciation on debt
     securities, available-for-sale                      -             (543)                -            (543)
   Decrease in unrealized appreciation on equity
     securities, available-for-sale                      -             (262)                -            (262)
   Adjustments for assumed changes in
     amortization patterns:
     Deferred acquisition costs                          -               83                 -              83
     Unearned revenue reserves                           -              (11)                -             (11)
   Provision for deferred income tax benefit             -              257                 -             257
   Change in foreign currency translation
     adjustment, net                                     -                -                (2)             (2)
                                                  ---------------------------------------------------------------
   Balances at December 31, 1996                     3,803              860                (9)          4,654

   Net income                                          454                -                 -             454
   Increase in unrealized appreciation on debt
     securities, available-for-sale                      -              197                 -             197
   Increase in unrealized appreciation on equity
     securities, available-for-sale, including
     seed money in separate accounts                     -              118                 -             118
   Adjustments for assumed changes in
     amortization patterns:
     Deferred acquisition costs                          -              (44)                -             (44)
     Unearned revenue reserves                           -                4                 -               4
   Provision for deferred income taxes                   -              (97)                -             (97)
   Change in foreign currency translation
     adjustment, net                                     -                -                (2)             (2)
                                                  ===============================================================
   Balances at December 31, 1997                    $4,257           $1,038              $(11)         $5,284
                                                  ===============================================================

See accompanying notes.

                        The Principal Financial Group(R)

                      Consolidated Statements of Cash Flows




                                                                            Year ended December 31
                                                                         1997        1996        1995
                                                                      ------------------------------------
                                                                                 (In Millions)
Operating activities
Net income                                                              $   454    $     526  $     344
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Amortization of deferred acquisition costs                               170          178        145
   Additions to deferred acquisition costs                                 (213)        (215)      (206)
   Accrued investment income                                                  7           15          6
   Contractholder and policyowner liabilities and dividends               1,657          240        523
   Current and deferred income taxes                                         96           20         93
   Net realized capital gains                                              (219)        (436)      (122)
   Depreciation and amortization expense                                    117          112         74
   Other                                                                   (393)        (230)       440
                                                                      ------------------------------------
                                                                      ------------------------------------
Net adjustments                                                           1,222         (316)       953
                                                                      ------------------------------------
Net cash provided by operating activities                                 1,676          210      1,297

Investing activities Available-for-sale securities:
   Purchases                                                             (7,827)     (11,762)   (13,195)
   Sales                                                                  7,493        8,949      9,333
   Maturities                                                             1,204        2,796      2,485
Mortgage loans acquired or originated                                    (9,925)      (2,955)    (2,837)
Mortgage loans sold or repaid                                             8,977        1,619      1,702
Real estate acquired                                                       (309)        (166)      (143)
Real estate sold                                                            198          253         38
Net change in policy loans                                                  (13)         (25)       (28)
Net change in property held for Company use                                 (11)         (18)       (23)
Net change in other investments                                             (38)         (74)       (12)
                                                                      ------------------------------------
Net cash used in  investment activities                                    (251)      (1,383)    (2,680)

Financing activities
Issuance of debt                                                             75           43         21
Principal repayments of debt                                                (28)         (29)       (71)
Proceeds of short-term borrowings                                         5,089        1,451        990
Repayment of short-term borrowings                                       (4,974)      (1,282)      (990)
Investment contract deposits                                              4,134        7,496      6,756
Investment contract withdrawals                                          (5,446)      (6,530)    (5,310)
                                                                      ------------------------------------
Net cash provided by (used in) financing activities                      (1,150)       1,149      1,396
                                                                      ------------------------------------

Net increase (decrease) in cash and cash equivalents                        275          (24)        13

Cash and cash equivalents at beginning of year                              271          295        282
                                                                      ------------------------------------
                                                                      ====================================
Cash and cash equivalents at end of year                                $   546    $     271  $     295
                                                                      ====================================



See accompanying notes.

                        The Principal Financial Group(R)

                   Notes to Consolidated Financial Statements

                                December 31, 1997


1.  Nature of Operations and Significant Accounting Policies

Description of Business

The Principal Financial Group(R) (the Company), comprised of Principal Mutual Life Insurance Company (Principal Mutual) and its subsidiaries, is a diversified financial services organization engaged in the marketing and management of life insurance, annuity, health, pension and other financial products and services, primarily in the United States.

Pending Reorganization

On September 18, 1997, the board of directors adopted a Plan of Reorganization whereby Principal Mutual will form a new mutual insurance holding company (Principal Mutual Holding Company) and convert to a stock life insurance company (Principal Life Insurance Company). All of the shares of Principal Life Insurance Company will be issued initially to Principal Mutual Holding Company through two newly formed intermediate holding companies, and there are no current plans to offer the stock of Principal Life Insurance Company or its parent companies to third parties. The reorganization will not become effective unless approved by policyowners and regulatory authorities. The reorganization itself will not have a material financial impact on the Company.

Basis of Presentation

The accompanying consolidated financial statements of the Company and its majority-owned subsidiaries have been prepared in conformity with generally accepted accounting principles (GAAP). Less than majority-owned entities in which the Company has at least a 20% interest are reported on the equity basis in the consolidated statements of financial position as other investments. All significant intercompany accounts and transactions have been eliminated.

Total assets of the unconsolidated entities amounted to $1.1 billion at December 31, 1997 and $1.5 billion at December 31, 1996, and total revenues were $294 million in 1997, $349 million in 1996 and $320 million in 1995. During 1997, 1996 and 1995, the Company included $19 million, $(3) million and $(9) million, respectively, in net investment income representing the Company's share of current year net income (losses) of the unconsolidated entities.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company's consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Significant Risks

The following is a description of the most significant risks facing diversified financial service organizations and how the Company mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and operating throughout the United States and the world, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Credit risk is the risk that issuers of securities owned by the Company or borrowers through mortgage loans on real estate will default or that other parties that owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound credit and collection policies and by providing for any amounts deemed uncollectible.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Company's investments. This change in rates may also cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for policyowners' contract terminations, by offering products that transfer this risk to the purchaser and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Investments in debt and equity securities are classified as available-for-sale and, accordingly, are carried at fair value. (See Note 10 for policies related to the determination of fair value.) The cost of debt securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of debt and equity securities is adjusted for declines in value that are other than temporary. For the loan-backed and structured securities included in the bond portfolio, the Company recognizes income using a constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates and the estimated lives of the securities.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Investment real estate is reported at cost less accumulated depreciation. Such real estate is carried net of valuation allowances. Valuation allowances are established when indicators of impairment are present and the undiscounted cash flows to be generated by the real estate fall below carrying amounts. Properties acquired through loan foreclosures are recorded at fair market value at the time of foreclosure or receipt of deed in lieu of foreclosure. This becomes the new cost basis of the real estate and is subject to further potential carrying amount reductions as a result of depreciation and quarterly valuation determinations. Changes in the valuation allowance are charged or credited to net investment income. Depreciation expense is computed primarily on the basis of accelerated and straight-line methods over the estimated useful lives of the assets. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell.

Commercial and residential mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, and net of valuation allowances. Any changes in the valuation allowances are reported as realized gains (losses) on investments. The Company measures impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate. If foreclosure is probable, the measurement of impairment is based upon the fair value of the collateral.

Net realized capital gains and losses on investments are determined using the specific identification basis.

Policy loans and other investments are primarily reported at cost.

Futures and Forward Contracts and Interest Rate and Equity Swaps (Derivatives)

The Company uses financial futures contracts, forward purchase commitments and interest rate swaps to hedge risks associated with interest rate fluctuations and has used equity swaps to hedge risks associated with market fluctuations of certain unaffiliated common stocks. Realized capital gains and losses on both those contracts that hedge risks associated with interest rate fluctuations and equity swaps are recognized in the period incurred.

Contractholder and Policyowner Liabilities

Contractholder and policyowner liabilities (contractholder funds, future policy benefits and claims and other policyowner funds) include reserves for investment contracts and reserves for universal life, limited payment, participating and traditional life insurance policies. Investment contracts are contractholders' funds on deposit with the Company and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges plus credited interest.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Reserves for universal life insurance contracts are equal to cumulative premiums less charges plus credited interest which represents the account balances that accrue to the benefit of the policyowners. Reserves for non-participating term life insurance contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally vary by plan, year of issue and policy duration. Investment yield is based on the Company's experience. Mortality, morbidity and withdrawal rate assumptions are based on experience of the Company and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyowner funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Company believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums, Fees and Benefits

Traditional individual life and health insurance products include those products with fixed and guaranteed premiums and benefits, and consist principally of whole life and term life insurance policies and certain immediate annuities with life contingencies. Premiums from these products are recognized as premium revenue when due.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Some group contracts allow for premiums to be adjusted to reflect emerging experience. Such adjusted premiums are recognized in the period that the related experience emerges. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided.

Related policy benefits and expenses for individual and group life and health insurance products are associated with earned premiums and result in the recognition of profits over the expected lives of the policies and contracts.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment   contracts  do  not  subject  the  Company  to  risks  arising  from policyowner mortality or morbidity, and consist primarily of Guaranteed Investment Contracts (GICs) and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Deferred Acquisition Costs

Commissions and other costs (underwriting, issuance and agency expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Acquisition costs that are not deferrable and maintenance costs are charged to operations as incurred.

Deferred acquisition costs for universal life-type insurance contracts and participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted retrospectively when estimates of current or future gross profits and margins to be realized from a group of products and contracts are revised. The deferred acquisition costs of non-participating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyowner liabilities.

Deferred acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred acquisition costs would be written off to the extent that it is determined that future policy premiums and investment income or gross profit margins would not be adequate to cover related losses and expenses.

Reinsurance

The Company enters into reinsurance agreements with other companies in the normal course of business. The Company may assume reinsurance from or cede reinsurance to other companies. Reinsurance premiums, expenses, recoveries and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts, reported on a gross basis. The Company is contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Guaranty-fund Assessments

Guaranty-fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund. The Company also accrues for possible guaranty-fund assessments for which notices have not been received and for which the Company does not anticipate receiving a premium tax credit.

Separate Accounts

The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by the Company for contracts with equity, real estate and fixed-income investments. The separate account contract owner, rather than the Company, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company receives a fee for administrative, maintenance and investment advisory services that is included in the consolidated statements of operations. Deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

Income Taxes

The Company files a consolidated income tax return that includes all of its qualifying subsidiaries and has a policy of allocating income tax expenses and benefits to companies in the group based upon pro rata contribution of taxable income or operating losses. The Company is taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Foreign Exchange

The Company's foreign subsidiaries' statements of financial position and operations are translated at the current exchange rates and average exchange rates for the year, respectively. Resulting translation adjustments for foreign subsidiaries and certain other transactions are reported as a component of equity. Other translation adjustments for foreign currency transactions that affect cash flows are reported in current operations.

Pension and Postretirement Benefits

The Company accounts for its pension benefits and postretirement benefits other than pension (medical, life insurance and long-term care) using the full accrual method.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Property Held for Company Use

Property  held for  Company use  includes  home  office  properties  and related leasehold improvements. Property held for Company use is shown in the consolidated statements of financial position at cost less allowances for accumulated depreciation. Provisions for depreciation of property held for Company use are computed principally on the straight-line method over the estimated useful lives of the assets. Property held for Company use and related accumulated depreciation are as follows (in millions):

                                                    December 31
                                                1997           1996
                                            -----------------------------

   Property held for Company use                  $302          $285
   Accumulated depreciation                        (70)          (63)
                                            =============================
   Property held for Company use, net             $232          $222
                                            =============================

Other Assets

Intangible assets are included in other assets in the consolidated statements of financial position. The cost of acquired subsidiaries in excess of the fair value of the net assets (i.e., goodwill) and other intangible assets (primarily customer lists and institutional customer relationships) have been recorded in connection with acquisitions. These assets are amortized on a straight-line basis primarily over 40 years with the exception of assets acquired after 1995 which are amortized over ten years. The carrying amount of goodwill and other intangible assets is reviewed periodically for indicators of impairment in value. Intangible assets and related accumulated amortization are as follows (in millions):

                                                   December 31
                                               1997          1996
                                           ----------------------------

      Goodwill                                  $165          $135
      Accumulated amortization                   (16)          (22)
                                           ----------------------------
      Goodwill, net                              149           113

      Other intangible assets, net                74            34
                                           ----------------------------

      Total intangible assets                   $223          $147
                                           ============================

Mortgage servicing rights of $432 million and $272 million at December 31, 1997 and 1996, respectively, are included in other assets in the consolidated statements of financial position and represent the cost of purchasing or originating the right to service mortgage loans. These costs are capitalized and amortized to operations over the estimated remaining lives of the underlying loans using the interest method and taking into account appropriate prepayment assumptions. Capitalized mortgage servicing rights are periodically assessed for impairment, which is recognized in the consolidated statements of operations during the period in which impairment occurs by establishing a corresponding valuation allowance.

Other assets are reported primarily at cost.

                        The Principal Financial Group(R)

1.  Nature of Operations and Significant Accounting Policies (continued)

Reclassifications

Certain reclassifications have been made to the 1995 and 1996 consolidated financial statements to conform to the 1997 presentation.

2.  Investments

Under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, securities are generally classified as available-for-sale, held-to-maturity, or trading. The Company has classified its entire debt securities portfolio as available-for-sale, although it is generally the Company's intent to hold these securities to maturity. The Company has also classified all equity securities as available-for-sale. Securities classified as available-for-sale are reported at fair value in the consolidated statements of financial position with the related unrealized holding gains and losses on such available-for-sale securities reported as a separate component of equity after adjustments for related changes in deferred acquisition costs, unearned revenue reserves and deferred income taxes.

The cost, gross unrealized gains and losses and fair value of debt and equity securities available-for-sale as of December 31, 1997 and 1996, are as follows (in millions):

                                                                   Gross           Gross
                                                                Unrealized      Unrealized         Fair
                                                   Cost            Gains          Losses          Value
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
   December 31, 1997
   Bonds:
     United States Government and agencies       $     337     $       1            $  -         $     338
     States and political subdivisions                 449            15               2               462
     Corporate - public                              4,014           224              18             4,220
     Corporate - private                            12,478           856              30            13,304
     Mortgage-backed securities                      3,124            99               3             3,220
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    20,402         1,195              53            21,544
   Redeemable preferred stocks                           2             -               -                 2
                                              ===============================================================
     Total debt securities                         $20,404        $1,195             $53           $21,546
                                              ===============================================================
     Total equity securities                     $     639       $   664             $30          $  1,273
                                              ===============================================================

   December 31, 1996
   Bonds:
     United States Government and agencies       $     246     $       1            $  1         $     246
     States and political subdivisions                 303            13               -               316
     Corporate - public                              4,487           200              15             4,672
     Corporate - private                            12,876           737              25            13,588
     Mortgage-backed securities                      3,112            60              27             3,145
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    21,024         1,011              68            21,967
   Redeemable preferred stocks                           5             2               -                 7
                                              ===============================================================
     Total debt securities                         $21,029        $1,013             $68           $21,974
                                              ===============================================================
     Total equity securities                     $     502       $   536             $15          $  1,023
                                              ===============================================================

                        The Principal Financial Group(R)

2.  Investments (continued)

The cost and fair value of debt securities available-for-sale at December 31, 1997, by expected maturity, are as follows (in millions):

                                                   Cost           Fair Value
                                                  --------------------------
                                                  --------------------------

   Due in one year or less                         $  1,433        $  1,444
   Due after one year through five years              6,286           6,522
   Due after five years through ten years             5,421           5,767
   Due after ten years                                4,133           4,586
                                                  --------------------------
                                                  --------------------------
                                                     17,273          18,319
   Mortgage-backed and other securities without
     a single maturity date                           3,131           3,227
                                                  --------------------------
                                                  ==========================
   Total                                            $20,404         $21,546
                                                  ==========================

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or pre-pay obligations.

Major categories of net investment income are summarized as follows (in millions):

                                                                         Year ended December 31
                                                                    1997          1996          1995
                                                                ------------------------------------------

   Debt securities available-for-sale                               $1,589        $1,608        $1,603
   Equity securities available-for-sale                                 39            33            41
   Mortgage loans                                                    1,138         1,078         1,008
   Real estate                                                         350           356           317
   Policy loans                                                         50            49            48
   Cash and cash equivalents                                             9            15             8
   Other                                                               109            60            24
                                                                ------------------------------------------
                                                                ------------------------------------------
                                                                     3,284         3,199         3,049

   Less investment expenses                                           (362)         (330)         (308)
                                                                ------------------------------------------
                                                                ==========================================
   Net investment income                                            $2,922        $2,869        $2,741
                                                                ==========================================

                        The Principal Financial Group(R)

2.  Investments (continued)

The major components of realized capital gains (losses) on investments are summarized as follows (in millions):

                                                                           Year ended December 31
                                                                     1997          1996           1995
                                                                 -------------------------------------------

   Debt securities, available-for-sale:
     Gross gains                                                     $  82          $121          $144
     Gross losses                                                      (43)          (73)          (40)
   Equity securities, available-for-sale:
     Gross gains                                                       132           451            40
     Gross losses                                                      (26)           (5)           (9)
   Mortgage loans                                                        6            (4)            3
   Real estate                                                          64            14             6
   Other                                                                 4           (68)          (22)
                                                                 ===========================================
   Net realized capital gains                                         $219          $436          $122
                                                                 ===========================================

Proceeds from sales of investments (excluding call and maturity proceeds) in debt securities were $5.0 billion, $7.8 billion and $6.5 billion in 1997, 1996 and 1995, respectively. Gross gains of $48 million, $76 million and $93 million and gross losses of $43 million, $69 million and $35 million in 1997, 1996 and 1995, respectively, were realized on those sales.

Of the 1997, 1996 and 1995 proceeds, $4.0 billion, $7.2 billion and $6.1 billion, respectively, relates to sales of mortgage-backed securities. The Company actively manages its mortgage-backed securities portfolio to control prepayment risk. Gross gains of $29 million, $64 million and $66 million and gross losses of $10 million, $53 million and $17 million in 1997, 1996 and 1995, respectively, were realized on sales of mortgage-backed securities. At December 31, 1997, the Company had security purchases payable totaling $266 million relating to the purchases of mortgage-backed securities at forward dates.

Prior to 1996, the Company entered into short-term equity swap agreements to mitigate its exposure to declines in the value of about one-half of its marketable common stock portfolio. Under the agreements, the return on that portion of the Company's marketable common stock portfolio was swapped for a fixed short-term interest rate. The equity swaps were terminated during 1996 and a realized loss of $81 million recorded. Common stocks of $633 million associated with these equity swaps were sold during 1996 and a gain of $402 million recorded, resulting in a net realized gain of $321 million.

                        The Principal Financial Group(R)

2.  Investments (continued)

The unrealized appreciation on investments in debt and equity securities available-for-sale is reported as a separate component of equity, reduced by adjustments to deferred acquisition costs and unearned revenue reserves that would have been required as a charge or credit to operations had such amounts been realized and a provision for deferred income taxes. The cumulative amount of net unrealized gains on available-for-sale securities is as follows (in millions):

                                                                                      December 31
                                                                                  1997           1996
                                                                              -----------------------------

   Unrealized appreciation on debt securities, available-for-sale                $1,142          $945
   Unrealized appreciation on equity securities, available-for-sale,
     including seed money in separate accounts                                      639           521
   Adjustments for assumed changes in amortization patterns:
     Deferred acquisition costs                                                    (204)         (160)
     Unearned revenue reserves                                                       21            17
   Provision for deferred income taxes                                             (560)         (463)
                                                                              =============================
   Net unrealized gains on available-for-sale securities                         $1,038          $860
                                                                              =============================

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Company represent its primary areas of credit risk exposure. At December 31, 1997 and 1996, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

                Geographic Distribution              Property Type Distribution
                      December 31                           December 31
                     ---------------                     ----------------
                    1997        1996                      1997       1996
                 -----------------------               -----------------------
                 -----------------------               -----------------------

Pacific              28%         30%       Industrial      33%        35%
South Atlantic       24          22        Retail          33         34
North Central        16          17        Office          29         28
Mid Atlantic         14          15        Other            5          3
South Central         9           7
New England           5           5
Mountain              4           4

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established for the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The provision for losses is reported as realized gains (losses) on investments.

                        The Principal Financial Group(R)

2.  Investments (continued)

Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries are credited to the allowance for losses. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may change.

A summary of the changes in the mortgage loan allowance for losses is as follows (in millions):

                                                               December 31
                                                           1997           1996
                                                       -------------------------

   Balance at beginning of year                             $121          $115
   Provision for losses                                        8            16
   Releases due to write-downs, sales and foreclosures        (8)          (10)
                                                       =========================
   Balance at end of year                                   $121          $121
                                                       =========================

The corporate private placement bond portfolio is diversified by issuer and industry. Restrictive bond covenants are monitored by the Company to regulate the activities of issuers and control their leveraging capabilities.

The Company was servicing approximately 371,000 and 328,000 residential mortgage loans with aggregate principal balances of approximately $29.1 billion and $24.4 billion at December 31, 1997 and 1996, respectively. In connection with these mortgage servicing activities, the Company held funds in trust for others totaling approximately $210 million and $175 million at December 31, 1997 and 1996, respectively. In connection with its loan administration activities, the Company advances payments of property taxes and insurance premiums and also advances principal and interest payments to investors in advance of collecting funds from specific mortgagors. In addition, the Company makes certain payments of attorney fees and other costs related to loans in foreclosure. These amounts receivable are recorded, at cost, as advances on serviced loans. Amounts advanced are considered in management's evaluation of the adequacy of the allowance for loan loss.

                        The Principal Financial Group(R)

2.  Investments (continued)

Real estate includes properties directly owned by the Company that are generally held for investment purposes. Real estate holdings and related accumulated depreciation are as follows (in millions):

                                                December 31
                                            1997           1996
                                        -----------------------------

   Real estate                              $2,985        $2,743
   Accumulated depreciation                   (353)         (269)
                                        =============================
   Real estate, net                         $2,632        $2,474
                                        =============================

Other investments include properties owned jointly with venture partners and operated by the partners. Joint ventures in which the Company has an interest have mortgage loans with the Company of $1.2 billion and $1.4 billion at December 31, 1997 and 1996, respectively. The Company is committed to providing additional mortgage financing for such joint ventures aggregating $120 million at December 31, 1997.

3.  Derivatives Held or Issued for Purposes Other Than Trading

The Company uses exchange-traded interest rate futures and forward contracts to hedge against interest rate risks. The Company attempts to match the timing of when interest rates are committed on insurance products and on new investments. However, timing differences do occur and can expose the Company to fluctuating interest rates. Interest rate futures and forward contracts are used to minimize these risks. In these contracts, the Company is subject to the risk that the counterparties will fail to perform and to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. Futures contracts are marked to market and settled daily, which minimizes the counterparty risk. The notional amounts of futures and forward contracts ($36 million at December 31, 1997, and $148 million at December 31, 1996) represent the extent of the Company's involvement but not the risk of loss.

The Company enters into interest rate swaps to minimize its exposure to fluctuations in interest rates. The most common use is to modify the duration of an asset or portfolio, a less common use is to convert a floating rate asset into a fixed rate asset. The notional principal amounts of the swaps outstanding at December 31, 1997 and 1996, were $1,037 million and $970 million, respectively, and the credit exposure at December 31, 1997 and 1996 was $21 million and $15 million, respectively. The Company is exposed to credit loss in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with superior performance records. The Company's current credit exposure on swaps is limited to the value of interest rate swaps that have become favorable to the Company. The average unexpired terms of the swaps were approximately six years and three years at December 31, 1997 and 1996, respectively. The net amount payable or receivable from

                        The Principal Financial Group(R)

3.  Derivatives Held or Issued for Purposes Other Than Trading (continued)

interest rate swaps is accrued as an adjustment to interest income. The Company's interest rate swap agreements include cross-default provisions when two or more swaps are transacted with a given counterparty.

The Company enters into currency exchange swap agreements to convert certain foreign denominated fixed rate assets into U.S. dollar denominated fixed rate assets and eliminate the exposure to future currency volatility on those securities. At December 31, 1997, the Company had various foreign currency exchange agreements with maturities ranging from 1998 to 2018, with an aggregate notional amount involved of approximately $410 million and the credit exposure was $17 million. At December 31, 1996, such maturities ranged from 1997 to 2018 with an aggregate notional amount of approximately $373 million and a credit exposure of $9 million. The average unexpired term of the swaps was approximately seven years at both December 31, 1997 and 1996.

The Company uses interest rate floors in hedging a portion of its portfolio of mortgage servicing rights from prepayment risk associated with changes in interest rates. At both December 31, 1997 and 1996, the Company had entered into interest rate floors with a notional value of $1.3 billion. The floors provide for the receipt of payments when interest rates are below predetermined interest rate levels. The premiums paid for floors are included in other assets in the Company's consolidated statements of financial position.

4.  Accident and Health Reserves

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows (in millions):

                                              Year ended December 31
                                        1997          1996          1995
                                     -----------------------------------------

   Balance at beginning of year        $   800       $   810       $   824

   Incurred:
     Current year                        2,723         3,051         3,179
     Prior years                           (21)          (29)           (5)
                                     -----------------------------------------
                                     -----------------------------------------
   Total incurred                        2,702         3,022         3,174

   Payments:
     Current year                        2,235         2,535         2,654
     Prior years                           497           497           534
                                     -----------------------------------------
   Total payments                        2,732         3,032         3,188
                                     -----------------------------------------

   Balance at end of year:
     Current year                          476           516           525
     Prior years                           294           284           285
                                     -----------------------------------------
                                     =========================================
   Total balance at end of year        $   770       $   800       $   810
                                     =========================================

                        The Principal Financial Group(R)
             Notes to Consolidated Financial Statements (continued)


4.  Accident and Health Reserves (continued)

The activity summary in the liability for unpaid accident and health claims shows a decrease of $21 million, $29 million and $5 million to the December 31, 1996, 1995 and 1994 liability for unpaid accident and health claims, respectively, arising in prior years. Such liability adjustments, which affected current operations during 1997, 1996 and 1995, respectively, resulted from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims.

5.  Debt

The components of debt as of December 31, 1997 and December 31, 1996 are as follows (in millions):

                                                     December 31
                                                1997           1996
                                             -----------------------------

      7.875% notes payable, due 2024             $199          $199
      8% notes payable, due 2044                   99            99
      Mortgages and other notes payable           161           101
                                             =============================
      Total debt                                 $459          $399
                                             =============================

On March 10, 1994, Principal Mutual issued $300 million of surplus notes, including $200 million due March 1, 2024 at a 7.875% annual interest rate and the remaining $100 million due March 1, 2044 at an 8% annual interest rate. No affiliates of the Company hold any portion of the notes. The discount and direct costs associated with issuing these notes are being amortized to expense over their respective terms using the interest method. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the Commissioner) and only to the extent that Principal Mutual has sufficient surplus earnings to make such payments. For each of the years ended December 31, 1997, 1996 and 1995, interest of $24 million was approved by the Commissioner, paid and charged to expense.

Subject to Commissioner approval, the surplus notes due March 1, 2024 may be redeemed at Principal Mutual's election on or after March 1, 2004 in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

In addition, subject to Commissioner approval, the notes due March 1, 2044 may be redeemed at Principal Mutual's election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The mortgages and other notes payable are financings for real estate developments. The Company has obtained loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 1997 range from $1 million to $10.7 million per development with interest rates generally ranging from 6.6% to 8.0%. Outstanding principal balances as of December 31, 1996 range from $1 million to $9 million per development with interest rates generally ranging from 5.9% to 7.7%.

                        The Principal Financial Group(R)

5.  Debt (continued)

At December 31, 1997, future annual maturities of debt are as follows (in millions):

   1998                                                      $  79
   1999                                                         20
   2000                                                          3
   2001                                                          3
   2002                                                          3
   Thereafter                                                  351
                                                           ----------
                                                           ==========
   Total future maturities of debt                            $459
                                                           ==========

Cash paid for interest for 1997, 1996 and 1995 was $63 million, $52 million and $50 million, respectively.

The Company issues commercial paper periodically to meet its short-term financing needs and also has credit facilities with various banks. The Company had outstanding credit borrowings of $225 million and $15 million at December 31, 1997 and 1996, respectively, and other outstanding borrowings from certain financing transactions of $154 million at December 31, 1996. These outstanding borrowings are included in other liabilities in the consolidated statements of financial position.


6.  Income Taxes

The Company's income tax expense (benefit) is as follows (in millions):

                                      Year ended December 31
                                 1997          1996          1995
                               ----------------------------------------
   Current income taxes:
     Federal                      $144          $145          $104
     State and foreign               3            (1)            5
     Realized capital gains         11           210            41
                               ----------------------------------------
   Total current income taxes      158           354           150
   Deferred income taxes            83           (50)           57
                               ========================================
   Total income taxes             $241          $304          $207
                               ========================================

The Company's provision for income taxes may not have the customary relationship of taxes to income. Differences between the prevailing corporate income tax rate of 35% times the pre-tax income and the Company's effective tax rate on pre-tax income are generally due to inherent differences between income for financial reporting purposes and income for tax purposes, and the establishment of adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions.

                        The Principal Financial Group(R)

6.  Income Taxes (continued)

The Internal Revenue Service (the Service) has completed examination of the consolidated federal income tax returns of Principal Mutual and affiliated companies through 1992. The Service is currently completing its examination for the years 1993 and 1994. The Company believes that there are adequate defenses against or sufficient provisions for any challenges.

The Company's deferred income tax liabilities and assets are as follows (in millions):

                                                 December 31
                                             1997           1996
                                         -----------------------------

   Deferred income tax liabilities           $1,259        $1,110
   Deferred income tax assets                   456           487
                                         =============================
   Deferred income taxes, net               $   803       $   623
                                         =============================

The Company's significant deferred income tax liabilities and assets relate to unrealized gains on available-for-sale debt and equity securities, deferred acquisition costs, unrealized joint venture losses, policy liabilities and accruals and contractholder funds and claims, policyowner dividend liability, prepaid postretirement benefits other than pension, other investment related items and premiums and fees receivable. No valuation allowances have been recognized against deferred tax assets.

The Company has not recognized deferred taxes related to the undistributed earnings of certain foreign subsidiaries that are considered to be indefinitely reinvested because the Company does not expect to repatriate these earnings. A tax liability will be recognized when the Company expects distribution of those earnings in the form of dividends, sale of the investment or otherwise.

Cash paid for income taxes in 1997, 1996 and 1995 was $143 million, $285 million and $99 million, respectively.


7.  Employee and Agent Benefits

The Company has defined benefit pension plans covering substantially all of its employees and certain agents. The employees and agents are generally first eligible for the pension plans when they reach age 21. The pension benefits are based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of pension benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and any change in unfunded accrued liability over a 30-year period as a percentage of compensation.

                        The Principal Financial Group(R)

7.  Employee and Agent Benefits (continued)

The pension plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, is as follows (in millions):

                                                                                      December 31
                                                                                 1997           1996
                                                                             ------------------------------
                                                                             ------------------------------
   Actuarial present value of benefit obligations:
      Vested benefit obligation                                                   $515          $482
                                                                             ==============================
                                                                             ==============================
      Accumulated benefit obligation                                              $525          $495
                                                                             ==============================
                                                                             ==============================

   Plan assets at fair value, primarily affiliated mutual funds
      and investment contracts of the Company                                     $980          $841
   Projected benefit obligation                                                    700           732
                                                                             ------------------------------
   Plan assets in excess of projected benefit obligation                           280           109

   Unrecognized net gains and funding different from that assumed and from
      changes in assumptions                                                      (182)          (29)
   Unrecognized prior service cost                                                  14            17
   Unrecognized net transition asset                                               (49)          (60)
                                                                             ------------------------------
                                                                             ==============================
   Prepaid pension asset                                                         $  63         $  37
                                                                             ==============================

Net periodic pension cost (income) included the following components (in millions):

                                                                         Year ended December 31
                                                                  1997           1996           1995
                                                              ---------------------------------------------

      Service cost                                                $  41         $  38          $  25
      Interest cost on projected benefit obligation                  52            46             39
      Actual return on plan assets                                 (128)         (118)          (144)
      Net amortization and deferral                                  40            42             79
                                                              ---------------------------------------------
                                                              =============================================
      Total net periodic pension cost (income)                    $   5         $   8          $  (1)
                                                              =============================================

The weighted-average assumed discount rate used in determining the projected benefit obligation was 7.25% at both December 31, 1997 and 1996, and 7% at December 31, 1995. Some of the trusts holding the plan assets are subject to income taxes at a 35% tax rate while others are not subject to income taxes. For 1997, 1996 and 1995, the expected long-term rates of return on plan assets were approximately 6% (after estimated income taxes) for those trusts subject to income taxes and approximately 9.5% for those trusts not subject to income taxes in each year. The assumed rate of increase in future compensation levels varies by age for both the qualified and non-qualified pension plans.

                        The Principal Financial Group(R)

7.  Employee and Agent Benefits (continued)

In addition, the Company has defined contribution plans that are generally available to all employees and agents who are age 21 or older and have completed one year of service. Eligible participants may contribute up to 15% of their compensation, to a maximum of $9,500 annually to the plans in both 1997 and 1996, and $9,240 in 1995. The Company matches the participant's contribution at a 50% contribution rate up to a maximum Company contribution of 2% of the participant's compensation. The Company contributed $15 million in 1997, $13 million in 1996 and $11 million in 1995 to these defined contribution plans.

The Company also provides certain health care, life insurance and long-term care benefits for retired employees. Substantially all employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with the Company. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and an accrued liability over a 30-year period as a percentage of compensation.

The  postretirement  plans'  combined  funded  status,   reconciled  to  amounts
recognized in the consolidated statements of financial position and consolidated statements of operations, is as follows (in millions):

                                                                                     December 31
                                                                                 1997            1996
                                                                            -------------------------------
   Plan assets at fair value, primarily affiliated mutual funds and
     investment contracts of the Company                                         $300            $247
   Accumulated postretirement benefit obligation:
     Retirees                                                                     (84)            (87)
     Eligible employees                                                           (33)            (38)
     Active employees not eligible to retire                                      (97)            (93)
                                                                            -------------------------------
                                                                            -------------------------------
   Total accumulated postretirement benefit obligation                           (214)           (218)
                                                                            -------------------------------
                                                                            -------------------------------
   Excess of plan assets over accumulated postretirement benefit obligation
                                                                                   86              29

   Unrecognized net gains and funding different from that assumed and from
     changes in assumptions                                                       (53)            (10)
   Unrecognized net transition obligation                                          12              17
                                                                            -------------------------------
                                                                            ===============================
   Postretirement benefit asset                                                  $ 45            $ 36
                                                                            ===============================

                        The Principal Financial Group(R)

7.  Employee and Agent Benefits (continued)

The net periodic postretirement benefit cost included the following components (in millions):

                                                                         Year ended December 31
                                                                   1997           1996            1995
                                                              ----------------------------------------------
                                                              ----------------------------------------------

   Service cost                                                     $12            $12            $  7
   Interest cost on accumulated postretirement benefit cost
                                                                     16             15              14
   Actual return on plan assets                                     (41)           (32)            (43)
   Amortization of transition obligation                              4              4               4
   Net amortization of gains and losses                              25             19              34
                                                              ==============================================
   Total net periodic postretirement benefit cost                   $16            $18             $16
                                                              ==============================================

The weighted-average assumed discount rate used in determining the accumulated postretirement benefit obligation was 7.25% at both December 31, 1997 and 1996, and 7% at December 31, 1995. Some of the trusts holding the plan assets are subject to income taxes at a 35% tax rate while others are not subject to income taxes. For 1997, 1996 and 1995, the expected long-term rates of return on plan assets were approximately 5% (after estimated income taxes) for those trusts subject to income taxes and approximately 8% for those trusts not subject to income taxes in each year. These rates of return on plan assets vary by benefit type and employee group.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 9% in 1997, declines to 8.5% in 2002 and then declines to an ultimate rate of 6% in 2030. If the health care cost trend rate assumptions were increased by 1% in each year, the accumulated postretirement benefits obligation for health plans as of December 31, 1997 would increase by 27.7% ($45 million). The effect of this 1% increase would also increase the aggregate of the service cost and interest cost components of the net periodic postretirement benefit cost of health plans for the year ended December 31, 1997 by 24% ($6 million).


8.  Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of present reinsurers. The Company also monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

                        The Principal Financial Group(R)

8.  Reinsurance (continued)

The effect of reinsurance on premiums and annuity and other considerations and benefits, claims and settlement expenses is as follows (in millions):

                                                                                   Year ended
                                                                                   December 31
                                                                       1997            1996           1995
                                                                  ----------------------------------------------
                                                                  ----------------------------------------------

   Premiums and annuity and other considerations:
     Direct                                                           $4,601          $5,034         $5,171
     Assumed                                                             106             116             99
     Ceded                                                               (39)            (29)           (27)
                                                                  ==============================================
   Net premiums and annuity and other considerations                  $4,668          $5,121         $5,243
                                                                  ==============================================
                                                                  ==============================================

   Benefits, claims and settlement expenses:
     Direct                                                           $5,596          $6,003         $6,070
     Assumed                                                             102             109             99
     Ceded                                                               (66)            (25)           (27)
                                                                  ==============================================
   Net benefits, claims and settlement expenses                       $5,632          $6,087         $6,142
                                                                  ==============================================

9.  Other Commitments and Contingencies

The Company, as a lessor, leases industrial, office, retail and other wholly owned investment real estate properties under various operating leases. Rental income for all operating leases totaled $344 million in 1997, $310 million in 1996 and $260 million in 1995. At December 31, 1997, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1998                                           $   274
   1999                                               241
   2000                                               201
   2001                                               162
   2002                                               117
   Thereafter                                         448
                                                -------------
                                                =============
   Total future minimum lease receipts             $1,443
                                                =============

                        The Principal Financial Group(R)

9.  Other Commitments and Contingencies (continued)

The Company, as a lessee, leases office space, data processing equipment and office furniture and equipment under various operating leases. Rental expense for all operating leases totaled $73 million in both 1997 and 1996, and $69 million in 1995. At December 31, 1997, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1998                                         $  44
   1999                                            35
   2000                                            26
   2001                                            19
   2002                                            14
   Thereafter                                      22
                                             -----------
   Total future minimum lease payments           $160
                                             ===========

The Company is a defendant in various legal actions arising in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from the resolution of such actions would not have a material effect on the Company's consolidated financial statements.

The Company is also subject to insurance guarantee laws in the states in which it writes business. These laws provide for assessments against insurance companies  for the  benefit  of  policyowners  and  claimants  in the  event  of insolvency of other insurance companies. The assessments may be partially recovered through a reduction in future premium taxes in some states. At December 31, 1997 and 1996, approximately $6 million and $15 million, respectively, is accrued in other liabilities in the consolidated statements of financial position for possible guarantee fund assessments for which notices have not been received and the Company does not anticipate receiving a premium tax credit.


10.  Fair Value of Financial Instruments

The following discussion describes the methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments. Certain financial instruments, particularly policyowner liabilities other than investment contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about the Company's business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

                        The Principal Financial Group(R)

10.  Fair Value of Financial Instruments (continued)

The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by the Company from public quotations, when available. Private placement securities and other debt and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

Fair values of commercial mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan. Fair values of residential mortgage loans are determined by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size and maturity of each loan.

The fair values for assets classified as policy loans, other investments, cash and cash equivalents and accrued investment income in the accompanying consolidated statements of financial position approximate their carrying amounts.

The fair values of the Company's reserves and liabilities for investment-type insurance contracts (insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyowner liabilities appearing in the consolidated statements of financial position) are estimated using discounted cash flow analyses (based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued). The fair values for the Company's insurance contracts (insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk), other than investment-type contracts, are not required to be disclosed. The Company does consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on the Company's incremental borrowing rate for similar borrowing arrangements.

                        The Principal Financial Group(R)

10.  Fair Value of Financial Instruments (continued)

The carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996, are as follows (in millions):

                                                             1997                         1996
                                                  ---------------------------  ----------------------------
                                                     Carrying       Fair         Carrying        Fair
                                                      Amount        Value         Amount         Value
                                                  ---------------------------  ----------------------------
                                                  ---------------------------  ----------------------------

 Assets (liabilities)

   Debt securities (see Note 2)                       $21,546       $21,546        $21,974      $21,974
   Equity securities (see Note 2)                       1,273         1,273          1,023        1,023
   Mortgage loans                                      13,286        14,291         12,409       12,823
   Policy loans                                           749           749            736          736
   Other investments                                      130           130            102          102
   Cash and cash equivalents                              546           546            271          271
   Accrued investment income                              457           457            464          464
   Investment-type insurance contracts                (22,115)      (22,637)       (22,196)     (22,158)
   Debt                                                  (459)         (486)          (399)        (427)


11.  Statutory Insurance Financial Information

Principal Mutual, the largest member of The Principal Financial Group(R), prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa. Currently "prescribed" statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus is not material. The accounting practices used to prepare statutory financial statements for regulatory filings differ in certain instances from GAAP. Prescribed or permitted statutory accounting practices are used by state insurance departments to regulate the Company.

The NAIC is in the process of codifying statutory accounting practices (Codification), the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that Principal Mutual uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domiciled within those states. The impact on Principal Mutual's 1997 statutory surplus has not yet been determined at this time.

                        The Principal Financial Group(R)

11.  Statutory Insurance Financial Information (continued)

Life/Health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 1997, Principal Mutual meets the RBC requirements.

The following summary reconciles the assets and equity at December 31, 1997, 1996 and 1995, and net income for the years ended December 31, 1997, 1996 and 1995, in accordance with statutory reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (Principal Mutual only) with that reported in these consolidated GAAP financial statements (in millions):

                                                                     Assets       Equity     Net Income
                                                                  -----------------------------------------
                                                                  -----------------------------------------
   December 31, 1997
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $63,957       $2,811        $432
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale            1,176        1,176           -
     Other investment adjustments                                       853        1,141          27
     Adjustments to insurance reserves and dividends                   (173)        (131)        (41)
     Deferral of policy acquisition costs                             1,057        1,057          43
     Surplus note reclassification as debt                                -         (298)          -
     Provision for deferred federal income taxes and other tax
       reclassifications                                                  -         (643)          7
     Other - net                                                        184          171         (14)
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $67,054       $5,284        $454
                                                                  =========================================

   December 31, 1996
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $56,837       $2,504        $415
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale              964          964           -
     Other investment adjustments                                       355          901          53
     Adjustments to insurance reserves and dividends                   (156)        (115)        (41)
     Deferral of policy acquisition costs                             1,058        1,058          38
     Surplus note reclassification as debt                                -         (298)          -
     Provision for deferred federal income taxes and other tax
       reclassifications                                                 (6)        (493)         60
     Other - net                                                         90          133           1
                                                                  -----------------------------------------
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $59,142       $4,654        $526
                                                                  =========================================

                        The Principal Financial Group(R)

11.  Statutory Insurance Financial Information (continued)

                                                                     Assets       Equity     Net Income
                                                                  -----------------------------------------
   December 31, 1995
   As reported in accordance with statutory accounting practices
     - unconsolidated                                               $51,268       $2,208        $263
   Additions (deductions):
     Unrealized gain on debt securities available-for-sale            1,553        1,553           -
     Other investment adjustments                                       228          911          60
     Adjustments to insurance reserves and dividends                   (128)         (28)         (7)
     Deferral of policy acquisition costs                               937          937          61
     Surplus note reclassification as debt                                -         (298)          -
     Provision for deferred federal income taxes and other tax
       reclassifications                                                 (9)        (770)        (20)
     Other - net                                                        115           93         (13)
                                                                  =========================================
   As reported in these consolidated GAAP financial statements      $53,964       $4,606        $344
                                                                  =========================================


12.  Business Acquisitions and Disposition

During 1997, various acquisitions were made by certain of the Company's subsidiaries at purchase prices aggregating $101 million. The acquisitions were all accounted for using the purchase method and the results of operations of the acquired businesses have been included in the financial statements of the subsidiaries from the dates of acquisition. Such acquisitions increased total assets at December 31, 1997 and total 1997 revenue of the subsidiaries by $459 million and $88 million, respectively.

During 1997, the Company terminated a portion of its group medical business and helped insureds find replacement coverage. The Company has retained responsibility for the payment of claims incurred on this business prior to the effective date of the termination and has included an estimate of the ultimate liability for these claims in its financial statements. Annual premiums related to this business were approximately $380 million at date of transfer.

13.  Subsequent Events

On November 3, 1997, the Company entered into a definitive agreement with Coventry Corporation to effectively merge substantially all of the Company's managed health care operations with Coventry Corporation, a previously unaffiliated managed care company. The closing of the definitive agreement is subject to regulatory approvals and various other conditions. The Company will own 40% of a resulting new company, Coventry Health Care, Inc., which will be publicly traded, and will recognize no gain or loss on the transaction. Subsequent to closing, which is expected in the first quarter of 1998, the Company will account for its investment in the new entity using the equity method and will no longer consolidate the

                        The Principal Financial Group(R)

13.  Subsequent Events (continued)

transferred businesses. Total assets at December 31, 1997, and total revenues and pretax loss for the year then ended, were approximately $419 million, $883 million and $(26) million, respectively, for the transferred businesses. The Company also intends to enter into a reinsurance agreement on January 1, 2000 whereby Coventry Health and Life Insurance Company, a subsidiary of Coventry Corporation, will reinsure a portion of the Company's traditional group indemnity health insurance business in overlapping markets (1997 revenue of approximately $550 million) at that time.

In December 1997, the Company signed a definitive agreement with EVEREN Capital Corporation to sell Principal Securities Holding Corporation and its subsidiary, Principal Financial Securities, Inc., an investment banking and stock brokerage firm for $75 million. The transaction, which required regulatory approval, closed in January 1998. Total assets of Principal Securities Holding Corporation at December 31, 1997, and total revenues and pretax loss for the year then ended, were approximately $91 million, $144 million and $(10) million, respectively.


14.  Year 2000 Issues (Unaudited)

In 1995, the Company began investigating the potential impact of the year 2000 on its systems, procedures, customers and business processes. Some changes began immediately, while others waited for an assessment that was completed in 1996. The Year 2000 assessment provided information used to determine what system components must be changed or replaced to minimize the impact of the calendar change from 1999 to 2000. The goal of the Company is to have its systems and procedures function correctly, regardless of the current date on the calendar.

The Company will continue to use internal and external resources to modify, replace, and test the Year 2000 modifications. Management estimates approximately 95% of the identified modifications have been completed for its Year 2000 project. System testing, using an isolated test environment, will begin early in 1998. Ultimate project completion is targeted for early 1999, which is prior to any anticipated impact on Company operations. The total cost for the project is estimated to be $20 million, with the costs being expensed as incurred until completion.

The costs of the project and the date on which the Company believes it will complete the Year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events. The Company also recognizes there are outside influences and dependencies relative to its Year 2000 effort, over which it has little or no control. However, the Company is putting effort into ensuring these considerations will have minimal impact. These would include the continued availability of certain resources, third-party modification plans and many other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ from those anticipated.